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                                                                      EXHIBIT 10


                                NORTHLAND CENTER



                          PURCHASE AND SALE AGREEMENT



                                    BETWEEN



                      THE EQUITABLE LIFE ASSURANCE SOCIETY

                             OF THE UNITED STATES,

                             a New York corporation

                                      and

                                EML ASSOCIATES,

                             a New York Partnership



                                   AS SELLER

                                      AND



                             G.P. PROPERTIES, INC.

                          A Massachusetts corporation



                                  AS PURCHASER





                              As of April 28, 2000





                                                                       04/28/00


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                          PURCHASE AND SALE AGREEMENT



         THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made as of the 28t day of April, 2000 (the "Effective Date"), by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation having an office at c/o Lend Lease Real Estate Investments, Inc., 3424 Peachtree Road, N.E., Suite 800 Atlanta, Georgia 30326, and EML ASSOCIATES, a New York partnership, having its office at 1290 Avenue of the Americas, Suite 1200, New York, New York (collectively, "Seller"); and, G.P. PROPERTIES, INC., a Massachusetts corporation ("Purchaser"), having an office at 2000 Maplewood Drive, Maple Shade, New Jersey 08052.



                              W I T N E S S E T H:



                                   ARTICLE I

                               PURCHASE AND SALE

         1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

         (a) that certain tract or parcel of land situated in Southfield, Oakland County, Michigan, more particularly described on Exhibit A attached hereto and made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "Land");

         (b) the buildings, structures, fixtures and other improvements on the Land, including specifically, without limitation, that certain shopping center located thereon commonly known as Northland Shopping Center (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "Improvements");

         (c) all of Seller's right, title and interest, including leasehold interest, in and to all tangible personal property upon the Land or within the Improvements, including specifically, without limitation, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property (excluding cash and all accounting and other computer software programs, as well as all items of a proprietary nature) used exclusively in connection with the operation of the Land and the Improvements and only as specifically described on Exhibit B attached hereto and made a part hereof, and including all assignable equipment leases, which are more particularly described on Exhibit __ attached hereto and made a part hereof, but specifically excluding all proprietary software as (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the "Personal Property");


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         (d)      all of Seller's right, title and interest in and to all
         agreements listed and described on Exhibit C (the "Lease Schedule") attached hereto and made a part hereof, pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Seller and any guarantees and other credit enhancements thereof (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the "Leases"); and

         (e) all of Seller's right, title and interest in and to (i) such of the assignable contracts and agreements (collectively, the "Operating Agreements") listed and described on Exhibit D (the "Operating Agreements Schedule") attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which Purchaser elects to assume, (ii) all assignable existing warranties and guaranties (expressed or implied) issued to Seller in connection with the Improvements or the Personal Property (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the "Intangibles"), and (iii) all intangible personal property owned by Seller relating to the Land, Improvements or Personal Property, including all trade names, telephone and facsimile numbers, and internet domain names. Purchaser shall inform Seller of its election to assume any of the Operating Agreements no later than May 19, 2000, and should Purchaser fail to inform Seller of its decision to assume or not to assume any Operating Agreement listed on the Operating Agreements Schedule, the Purchaser shall be deemed to have elected not to assume such Operating Agreements.

         1.2 Property Defined. The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property."

         1.3. Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to
Article II hereof (herein referred to collectively as the "Permitted
Exceptions").

         1.4 Purchase Price. Seller is to sell and Purchaser is to purchase the Property for a total of THIRTY MILLION AND 00/100 DOLLARS ($30,000,000.00) (the "Purchase Price").

         1.5 Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.

         1.6 Earnest Money. Simultaneously with the execution and delivery of this Agreement, Purchaser is depositing with Commonwealth Land Title Insurance Company (the "Escrow Agent"), having its office at 900 Wilshire Drive, Suite 305, Troy, Michigan 48084 Attention: A. Russell Messina, the sum of One Million and No/100 Dollars ($1,000,000.00) (the "Deposit") in good funds, either by certified bank or cashier's check or by federal wire transfer. The Escrow Agent shall hold the Earnest Money in an interest-bearing account in accordance with the terms and conditions of an escrow agreement entered into among Seller, Purchaser and Escrow Agent simultaneously with the execution of this Agreement. All interest accruing on such sums shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement.


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         1.7      Independent Contract Consideration. In addition to the
Earnest Money, Purchaser shall, concurrently with its execution hereof, deliver to Seller a check in the amount of ONE HUNDRED AND NO/100ths DOLLARS ($100.00), which amount Seller and Purchaser agree has been bargained for as consideration for Seller's execution and delivery of this Agreement and Purchaser's right to inspect the Property pursuant to Article III. Such sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events.

                                   ARTICLE II

                                TITLE AND SURVEY

2.1 Title Examination; Commitment for Title Insurance. Seller has obtained and shall deliver to Purchaser and to the surveyor preparing the Survey, from Commonwealth Title Insurance Company (the "Title Company"), an ALTA title insurance commitment (the "Title Commitment") covering the Property and a legible copy of each document referenced in the Title Commitment as an exception to title to the Property, within two (2) business days after the Effective Date. Purchaser shall have until the date (the "Title Exam Deadline"), which is 10 days prior to the expiration of the Inspection Period (defined in Section 3.1 hereof) to review the Title Commitment and at Closing, at Seller's expense, obtain from the Title Company an Owner's Policy of Title Insurance in the full amount of the Purchase Price pursuant to Section 2.4 hereof.

2.2 Survey. Seller has obtained, and shall deliver to Purchaser and the Title Company, within two (2) business days after the Effective Date, at the Seller's expense, from a surveyor or surveying firm licensed by the state in which the Property is located, a survey of the Property meeting the minimum standard detail requirements for an ALTA/ASCM suburban survey showing Additional Table A items number 2, 3, 6, 8, 9, 10, 11, and 16 (the "Survey").

2.3 Title Objections; Cure of Title Objections. Purchaser shall have until ten (10) days prior to the expiration of the Inspection Period to notify Seller, in writing, of such objections as Purchaser may have to anything contained in the Title Commitment or the Survey. Any item contained in the Title Commitment or any matter shown on the Survey to which Purchaser does not object prior to the Title Exam Deadline shall be deemed a Permitted Exception. Time is of the essence with respect to the provisions of Section 2.3. In the event Purchaser shall notify Seller of objections to title or to matters shown on the Survey prior to the Title Exam Deadline, Seller shall have the right, but not the obligation, to cure such objections. Within ten (10) days after receipt of Purchaser's notice of objections, Seller shall notify Purchaser in writing whether Seller elects to attempt to cure such objections. If Seller elects to attempt to cure, and provided that Purchaser shall not have terminated this Agreement in accordance with Section 3.2 hereof, Seller shall have until the date of Closing to attempt to remove, satisfy or cure the same and for this purpose Seller shall be entitled to a reasonable adjournment of the Closing if additional time is required, but in no event shall the adjournment exceed thirty (30) days after the date for Closing set forth in
Section 4.1 hereof. Any liquidated monetary encumbrance shall be cured at Closing and shall not be subject to adjournment. If Seller elects not to cure any objections specified in Purchaser's notice, or if Seller is unable to effect a cure prior to the Closing (or any date to which the Closing has been adjourned), Purchaser shall have the following options: (i) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Purchaser which Seller is unwilling or unable to cure, and without


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reduction of the Purchase Price; or (ii) to terminate this Agreement by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. If Seller notifies Purchaser that Seller does not intend to attempt to cure any title objection; or if, having commenced attempts to cure any objection, Seller later notifies Purchaser that Seller will be unable to effect a cure thereof; Purchaser shall, within five (5) days after such notice has been given, notify Seller in writing whether Purchaser shall elect to accept the conveyance under clause (i) or to terminate this Agreement under clause (ii).

2.4 Conveyance of Title. At Closing, Seller shall convey and transfer to Purchaser such title to the Property as will enable the Title Company to issue to Purchaser, at Seller's expense, an ALTA Owner's Policy of Title Insurance (the "Title Policy") covering the Property, in the full amount of the Purchase Price at regular rates. Notwithstanding anything contained herein to the contrary, the Property shall be conveyed subject to the following matters, which shall be deemed to be "Permitted Exceptions":

         (a) the rights of tenants, as tenants only, under the Leases and any new Leases entered into between the Effective Date and Closing and, where required, approved by Purchaser in accordance with the terms of this Agreement;

         (b) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to adjustment as herein provided;

         (c) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

         (d) items appearing of record and listed on the Title Commitment or shown on the Survey and, in either case, not objected to by Purchaser or waived or deemed waived by Purchaser in accordance with Sections 2.3 or 2.5 hereof.

2.5 Pre-Closing "Gap" Title Defects. Whether or not Purchaser shall have furnished to Seller any notice of title objections pursuant to the foregoing provisions of this Agreement, Purchaser may, at or prior to Closing, notify Seller in writing of any objections to title first raised by the Title Company or the Surveyor between (a) the date which is the earlier of (i) the effective date of Purchaser's Title Commitment referred to above or (ii) the expiration of the Inspection Period, and (b) the date on which the transaction contemplated herein is scheduled to close. With respect to any objections to title set forth in such notice and except for monetary objections and objections created by or with the consent of Seller, both of which Seller shall have an absolute obligation to cure, Seller shall have the same option to cure and Purchaser shall have the same option to accept title subject to such matters or to terminate this Agreement as those which apply to any notice of objections made by Purchaser before the expiration of the Inspection Period. If Seller elects to attempt to cure any such matters, the date for Closing shall be automatically extended by a reasonable additional time to effect such a cure, but in no event shall the extension exceed thirty (30) days after the date for Closing set forth in Section 4.1 hereof.


                                  ARTICLE III


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                               INSPECTION PERIOD

3.1 Right of Inspection. During the period beginning upon the Effective Date and ending at 5:00 p.m. (local time at the Property) on June 22, 2000 (hereinafter referred to as the "Inspection Period"), Purchaser shall have the right to make a physical inspection of the Property and to examine at such place or places at the Property, in the offices of the property manager or elsewhere as the same may be located, any operating files maintained by Seller or its property manager in connection with the leasing, current maintenance and/or management of the Property, including, without limitation, the Leases, lease files, Operating Agreements, insurance policies, bills, invoices, receipts and other general records relating to the income and expenses of the Property, correspondence, surveys, plans and specifications, warranties for services and materials provided to the Property, environmental audits and similar materials, but excluding materials not directly related to the leasing, current maintenance and/or management of the Property such as, without limitation, Seller's internal memoranda, financial projections, budgets, appraisals, accounting and tax records and similar proprietary, elective or confidential information. Purchaser understands and agrees that any on-site inspections of the Property shall be conducted upon at least twenty-four (24) hours' prior written notice to Seller and in the presence of Seller or its representative. Such physical inspection shall not unreasonably interfere with the use of the Property by Seller or its tenants nor shall Purchaser's inspection damage the Property in any respect Such physical inspection shall not be invasive in any respect (unless Purchaser obtains Seller's prior written consent), and in any event shall be conducted in accordance with standards customarily employed in the industry and in compliance with all governmental laws, rules and regulations. Following each entry by Purchaser with respect to inspections and/or tests on the Property, Purchaser shall restore the Property to a condition which is as near to its original condition as existed prior to any such inspections and/or tests. Seller shall cooperate with Purchaser in its due diligence but shall not be obligated to incur any liability or expense in connection therewith. Purchaser shall not contact any tenants of the Property without obtaining Seller's prior written consent and shall not disrupt Seller's or Seller's tenants' activities on the Property. Purchaser agrees to indemnify against and hold Seller harmless from any claim for liabilities, costs, expenses (including reasonable attorneys' fees actually incurred) damages or injuries arising out of or resulting from the inspection of the Property by Purchaser or its agents, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement. All inspections shall occur at reasonable times agreed upon by Seller and Purchaser.

3.2 Right of Termination. Seller agrees that in the event Purchaser determines (such determination to be made in Purchaser's sole and absolute discretion, and for any reason or for no reason) that the Property is not suitable for its purposes, Purchaser shall have the right to terminate this Agreement by giving written notice thereof to Seller prior to the expiration of the Inspection Period. If Purchaser gives such notice of termination within the Inspection Period, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. Time is of the essence with respect to the provisions of this Section 3.2. If Purchaser fails to give Seller a notice of termination prior to the expiration of the Inspection Period, Purchaser shall no longer have any right to terminate this Agreement under this Section 3.2.

                                   ARTICLE IV


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                                    CLOSING

4.1 Time and Place. The consummation of the transaction contemplated hereby ("Closing") shall be held through escrow with the Title Company on June 27, 2000. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions.

4.2      Seller's Obligations at Closing.  At Closing, Seller shall:

         (a) deliver to Purchaser a duly executed limited or special warranty deed (the "Deed") in recordable form, conveying the Land and Improvements, subject only to the Permitted Exceptions; the warranty of title in the Deed will be only as to claims made by, through or under Seller and not otherwise;

         (b) deliver to Purchaser a duly executed bill of sale conveying the Personal Property with warranty of title and without warranty, expressed or implied, as to use, merchantability and fitness for any purpose; the warranty of title will be only as to claims made by, through or under Seller and not otherwise;

         (c) assign to Purchaser, and Purchaser shall assume, the landlord/lessor interest in and to the Leases by duly executed assignment and assumption agreement pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining to the Leases arising prior to Closing and
         (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining to the Leases arising from and after the Closing, including without limitation, claims made by tenants with respect to tenants' security deposits to the extent paid, credited or assigned to Purchaser;

         (d) to the extent assignable, assign to Purchaser, and Purchaser shall assume, Seller's interest in the Operating Agreements and the other Intangibles by duly executed assignment and assumption agreement pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining to the Operating Agreements or other Intangibles arising prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining to the Operating Agreements or other Intangibles arising from and after the Closing;

         (e) deliver to Purchaser such Tenant Estoppels (as defined in Section 5.4(b) hereof) as are in Seller's possession;

         (f) join with Purchaser to execute a notice in form and content reasonably satisfactory to Purchaser and Seller which Purchaser shall send to each tenant under each of the Leases informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable, Purchaser's receipt and responsibility for each tenant's security deposit, to the extent such security deposit is delivered by Seller to Purchaser) and directing that all rent and other sums payable after the Closing under each such Lease shall be paid as set forth in the notice;


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         (g)      deliver to Purchaser a certificate, dated as of the date of
         Closing and executed on behalf of Seller by a duly authorized officer thereof, stating that the representations and warranties of Seller contained in this Agreement are true and correct in all material respects as of the date of Closing (with appropriate modifications of those representations and warranties made in Section 5.1 hereof to reflect any changes therein including without limitation any changes resulting from actions under Section 5.4 hereof) or identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of Seller to prevent shall, if materially adverse to Purchaser in Purchaser's absolute discretion, constitute the non-fulfillment of the condition set forth in Section 4.6(b); if, despite changes or other matters described in such certificate, the Closing occurs, Seller's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

         (h) deliver to Purchaser such evidence as Purchaser's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

         (i) deliver to Purchaser an affidavit duly executed by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act;

         (j) deliver to Purchaser the Leases, Operating Agreements and licenses and permits, if any, in the possession of Seller or Seller's agents, together with such leasing and property files and records which are material in connection with the continued operation, leasing and maintenance of the Property. Purchaser shall reasonably cooperate with Seller for a period of seven (7) years after Closing in case of Seller's need in response to any legal requirement, a tax audit, tax return preparation or litigation threatened or brought against Seller, by allowing Seller and its agents or representatives access, upon reasonable advance notice (which notice shall identify the nature of the information sought by Seller), at all reasonable times to examine and make copies of any and all instruments, files and records, which right shall survive the Closing, provided that such access shall be subject to reasonable supervision by Purchaser and shall not cause the files and records to become disorganized. Seller shall reimburse Purchaser for all actual costs incurred by Purchaser in providing such assistance and cooperation;

         (k) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions and deliver to Purchaser possession of the Personal Property; and

         (l) deliver such additional documents as shall be reasonably required to consummate the transaction expressly contemplated by this Agreement including a customary affidavit to the Title Company.


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4.3      Purchaser's Obligations at Closing.  At Closing, Purchaser shall:

         (a) pay to Seller the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to
         Section 1.5 above, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price;

         (b) join Seller in execution of the instruments described in Sections 4.2(c), 4.2(d), and 4.2(f) above;

         (c) deliver to Seller a letter duly executed by Purchaser, confirming that Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and, in the event Purchaser is unable or unwilling to make such a representation, Purchaser shall be deemed to be in default hereunder, and Seller shall have the right to terminate this Agreement and to receive and retain the Earnest Money;

         (d) deliver to Seller such evidence as Seller's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser; and

         (e) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

4.4      Credits and Prorations.

         (a) All income and expenses of the Property, including the following shall be apportioned with respect to the Property as of 11:59 p.m., on the day immediately preceding Closing, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs:

                  (i) rents, if any, as and when collected (the term "rents" as used in this Agreement includes all payments due and payable by tenants under the Leases);

                  (ii) ad valorem taxes (including personal property taxes on the Personal Property) levied against the Property;

                  (iii) payments under such of the Operating Agreements which Purchaser elects to assume;

                  (iv) gas, electricity and other utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing; and

                  (v) any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the area in which the Property is located.

         (b) Notwithstanding anything contained in the foregoing provisions:

                  (i) At Closing, (A) Seller shall, at Seller's option, either deliver to Purchaser any security deposits , last months rents and prepaid rents actually held by Seller


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

                  pursuant to the Leases or credit to the account of Purchaser the amount of such security deposits, last months rents and prepaid rents (to the extent such security deposits are not applied against delinquent rents or otherwise as provided in the Leases; provided that Seller shall not modify its present policy and practice with respect to the application of security deposits to delinquencies), and (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property which are transferred to the benefit of Purchaser, or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits.

                  (ii) Any ad valorem taxes paid at or prior to Closing shall be prorated based upon the amounts actually paid. If ad valorem taxes and related assessments for the current year have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing and Purchaser shall pay the taxes and related assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing by more than Five Hundred and 00/100 Dollars ($500.00), the parties shall make all necessary adjustments by appropriate payments between themselves following Closing and within twenty (20) days after the actual amount is known.

                  (iii) Charges referred to in Section 4.4(a) above which are payable by any tenant to a third party shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the tenant responsible therefor for the payment of the same. If Seller shall have paid any of such charges on behalf of any tenant, and shall not have been reimbursed therefor by the time of Closing, Purchaser shall credit to Seller an amount equal to all such charges so paid by Seller only if the lease expressly so provides or such payment is consistent with prior practice, and reimbursement from tenant is not past due.

                  (iv) As to gas, electricity and other utility charges referred to in Section 4.4(a)(iv) above, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing or if prorated based on an estimate, the parties shall adjust within twenty (20) days after the actual amount is known.

                  (v) The Personal Property is included in this sale, without further charge, except that Purchaser shall pay to Seller the amount of any and all sales or similar taxes payable in connection with the Personal Property and Purchaser shall execute and deliver any tax returns required of it in connection therewith, said obligations of Purchaser to survive Closing.


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                  (vi) Purchaser shall be responsible for the payment of (A)
                  all Tenant Inducement Costs (as hereinafter defined), leasing commissions or other expenses, including legal fees, incurred by Seller pursuant to a renewal, an expansion or a new lease, which become due and payable (whether before or after Closing) (1) as a result of any renewals or expansions of existing Leases, approved or deemed approved in accordance with Section 5.4 hereof, between the Effective Date and the date of Closing, and (2) under any new Leases, approved or deemed approved in accordance with Section 5.4 hereof, entered into between the Effective Date and the date of Closing, and (B) all Tenant Inducement Costs and leasing commissions which become due and payable from and after the date of Closing. If, as of the date of Closing, Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. For purposes hereof, the term "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the date of Closing and that Purchaser shall bear such loss from and after the date of Closing.

                  (vii) Unpaid rent and delinquent rent collected by Seller and Purchaser after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree that all rent received by Seller or Purchaser after the date of Closing shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. Seller may not institute legal action against a current tenant without Purchaser's consent. In the event that there shall be any rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as year end common area expense reimbursements and the like), then any rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller's portion thereof shall be remitted promptly to Seller by Purchaser.

         (c)      The provisions of this Section 4.4 shall survive Closing.

4.5 Closing Costs. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) one-half (1/2) of any escrow fee which may be charged by the Escrow Agent or Title Company; (c) the cost of the Survey; (d) the fee for the title examination; (e) the premium for the Owner's Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing; and (f) pay any transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property. Purchaser shall (x) pay the fees of any counsel representing Purchaser in connection with this transaction; (y) pay the fees for recording the deed conveying the Property to Purchaser; and (z) pay one-half (1/2) of any escrow fees charged by the Escrow Agent or Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

4.6 Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

         (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2.

         (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement or not adverse to Purchaser).

         (c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing.

4.7 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

         (a) Seller shall have received the Purchase Price as adjusted pursuant to and payable in the manner provided for in this Agreement.

         (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3.

         (c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing.

         (d) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing.

                                   ARTICLE V

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date:

         (a) Organization and Authority. Seller has been duly organized and is validly existing under the laws of New York. Seller has the full right and authority to enter into this Agreement and, subject to the provisions of Section 10.6 hereof, to transfer all of the Property to be conveyed by Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by Seller. The person signing this Agreement on behalf of Seller is authorized to do so.

         (b) Pending Actions. To Seller's knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending against the Property or the transaction contemplated by this Agreement, which, if adversely determined, could individually or in the aggregate have a material adverse effect on title to the Property or any portion thereof or which could in any material way interfere with the consummation by Seller of the transaction contemplated by this Agreement.

         (c) Leases. Seller is the lessor or landlord or the successor lessor or landlord under the Leases. Except as set forth in the Lease Schedule, to Seller's knowledge, there are no other leases or occupancy agreements affecting the Property. Except as otherwise set forth in the Leases, to Seller's knowledge, no presently effective rent concessions have been given to any tenants and no rent has been paid in advance by any tenants respecting a period subsequent to the Closing. No tenants have asserted in writing any claims, defenses or offsets to rent accruing from and after the date of Closing. To Seller's knowledge, except as disclosed to Purchaser, no material default, delinquency or breach exists on the part of any tenant. There are no material defaults or breaches on the part of the landlord under any Lease. In the event that any Tenant Estoppel delivered to Purchaser with respect to any Lease shall contain any statement of fact, information or other matter which is inconsistent with the matters stated in Seller's representations in this Section 5.1(c), the Tenant Estoppel shall control and Seller shall have no liability for any claim based upon a breach of representation regarding such statement of fact, information or other matter contained in the Tenant Estoppel. Notwithstanding anything to the contrary contained in this Agreement, Seller does not represent or warrant that any particular Lease will be in force or effect at Closing or that the tenants under the Leases will have performed their obligations thereunder. The termination of any Lease prior to Closing by reason of the tenant's default shall not affect the obligations of Purchaser under this Agreement in any manner or entitle Purchaser to an abatement of or credit against the Purchase Price or give rise to any other claim on the part of Purchaser.

         (d) Lease Brokerage. To Seller's knowledge, there are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property other than as disclosed in Exhibit C. Seller hereby represents and warrants that all such commissions that have heretofore become due and payable have been paid.

         (e) No Violations. To Seller's knowledge, Seller has not received prior to the Effective Date any written notification from any governmental or public authority (i) that the Property is in violation of any applicable fire, health, building, use, occupancy or zoning laws where such violation remains outstanding and, if unaddressed, would have a material adverse effect on the use of the Property as currently owned and operated or (ii) that any work is required to be done upon or in connection with the Property, where such work remains outstanding and, if unaddressed, would have a material adverse effect on the use of the Property as currently owned and operated.

         (f) Taxes and Assessments. True and complete copies of the most recent real estate tax bills for the Property received by Seller have been delivered to Purchaser. Except as disclosed, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property.

         (g) Condemnation. To Seller's knowledge, no condemnation proceedings relating to the Property are pending or threatened.

         (h) Insurance. To Seller's knowledge, Seller has not received any written notice from any insurance company or board of fire underwriters of any defects or inadequacies in or on the Property or any part or component thereof that would materially and adversely affect the insurability of the Property or cause any material increase in the premiums for insurance for the Property that have not been cured or repaired.

         (i) Environmental Matters. Except as set forth in the Phase I Environmental Site Assessment prepared by Dames & Moore dated July 8, 1999; the Phase II Environmental Site Assessment prepared by Dames & Moore dated September 23, 1999; the October 11, 1999 letter from Neal Stump of Lend Lease Real Estate Investments, Inc., to the Michigan Department of Environmental Quality (the "MDEQ"); the October 21, 1999 letter from the MDEQ to Neal Stump; and the December 13, 1999 letter from Anna Maiuri, Esq. of Miller, Canfield, Paddock and Stone, P.L.C. to Joseph Kay of Northland Tire Center, copies of which have been delivered to Purchaser, to Seller's knowledge, Seller has received no written notification that any governmental or quasi-governmental authority has determined that there are any violations of environmental statutes, ordinances or regulations affecting the Property. As used herein, "Hazardous Substances" means all hazardous or toxic materials, substances, pollutants, contaminants, or wastes currently identified as a hazardous substance or waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (commonly known as "CERCLA"), as amended, the Superfund Amendments and Reauthorization Act (commonly known as "SARA"), the Resource Conservation and Recovery Act (commonly known as "RCRA"), or any other federal, state or local legislation or ordinances applicable to the Property.

5.2 Knowledge Defined. References to the "knowledge" of Seller shall refer only to the actual knowledge of the Designated Employees (as hereinafter defined) of Lend Lease Real Estate Investments, Inc. ("Lend Lease"), the manager of this asset for Seller, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, Lend Lease or any affiliate of either of them, to any property manager, or to any other officer, agent, manager, representative or employee of Seller or Land Lease or any affiliate thereof or to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term "Designated Employees" shall refer to the following person: Neil Stump.

5.3 Survival of Seller's Representations and Warranties. The representations and warranties of Seller set forth in Section 5.1 as updated by the certificate of Seller to be delivered to Purchaser at Closing in accordance with Section 4.2(g) hereof, shall survive Closing for a period of six (6) months. No claim for a breach of any representation or warranty of Seller shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing ("known to Purchaser" meaning the actual knowledge of Marshall
J. Cohen), (b) unless the valid claims for all such breaches collectively aggregate more than Thirty Thousand Dollars ($30,000), in which event the full amount of such claims shall be actionable, and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller within ten (10) days after the expiration of said six (6) month period and an action shall have been commenced by Purchaser against Seller within six (6) months after the termination of the survival period provided for above in this Section 5.3. Purchaser agrees to first seek recovery under any insurance policies, service contracts and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser's claim is satisfied from such insurance policies, service contracts or Leases. As used herein, the term "Cap" shall mean the total aggregate amount of Five Hundred Thousand Dollars ($500,000). In no event shall Seller's aggregate liability to Purchaser for breach of any representation or warranty of Seller in this Agreement, the certificate to be delivered by Seller at Closing pursuant to Section 4.2(g) hereof, or otherwise, exceed the amount of the Cap.

5.4 Covenants of Seller. Seller hereby covenants with Purchaser as follows:

         (a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall use reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof.

         (b) Seller shall request a Tenant Estoppel (as hereafter defined) from every tenant and use reasonable efforts (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing, written estoppel certificates (i) from all three Anchors (as defined below) which are tenants under Leases and (ii) from 75% of those Tenants who are not Anchors (as defined below) at the Property (based on square total occupied square footage, excluding space occupied by Anchors (as defined below))(other than tenants under Leases consisting of licenses and concession agreements which have terms, including any rights to renew or extend, not in excess of twelve months as of May 1, 2000; such estoppel letters to be in substantially the form annexed hereto as Exhibit E; provided, however, that if any Lease provides for the form of content of an estoppel certificate, Purchaser shall accept an estoppel certificate as called for therein if any tenant refuses to execute one in the form annexed hereto as Exhibit E after being requested to do so by Seller. The signed certificates are referred to herein as the "Tenant Estoppels." An Anchor shall mean Hudsons, Penney's, and Target. Purchaser's obligations under this Agreement to complete Closing and pay the Purchase Price shall not be relieved if Seller is unable to obtain any Tenant Estoppel required to be delivered after using its reasonable efforts to obtain it if Seller instead, at Seller's sole option, executes a Seller Tenant Estoppel for such tenant. If any such tenant does have a claim which would entitle it to set-off the amount of the claim against rent due under the lease and the amount of such claim is ascertainable, Seller shall have the right, at its sole option, to give Purchaser a credit against the cash portion of the Purchase Price in the amount of the claim; and, in such event, Purchaser shall complete Closing and take subject to such claim. If Seller has delivered a Seller Tenant Estoppel to Purchaser for one or more tenants and within ninety (90) days following Closing, Seller or Purchaser receives an acceptable Tenant Estoppel from any such tenant, then the Landlord's Tenant Estoppel for such tenant shall be deemed null and void. Subject to the limitations set forth in Section 3.1 hereof with regard to contacting tenants, Seller agrees to provide contact information to Purchaser for all tenants so that Purchaser may follow-up on obtaining Tenant Estoppels.

                  (c) A copy of any renewal or expansion of an existing Lease or of any new Lease which Seller wishes to execute between the Effective Date and the date of Closing will be submitted to Purchaser prior to execution by Seller together with all necessary supporting documentation and an itemization of all Tenant Inducement Costs, leasing commissions and other costs and expenses relating to such Lease for which Seller expects reimbursement from or payment by Purchaser. Purchaser agrees to notify Seller in writing within three
         (3) business days after its receipt thereof of either its approval or disapproval, including all Tenant Inducement Costs, leasing commissions and other costs and expenses specified by Seller. In the event Purchaser fails to notify Seller in writing of its approval or disapproval within the three (3) day time period for such purpose set forth above, such failure shall be deemed the approval by Purchaser. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions and other costs and expenses disclosed to and accepted by Purchaser hereunder, in accordance with Section 4.4(b)(vi).

         (d) Seller shall terminate all Operating Agreements not assumed by Purchaser and shall indemnify and hold Purchaser harmless from liability under such Operating Agreements.



5.5 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller:

         (a) Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of ERISA.

         (b) Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser's obligations hereunder, and all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been, taken. The person signing this Agreement on behalf of Purchaser is authorized to do so.

         (c) There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

5.6 Survival of Purchaser's Representations and Warranties. The representation and warranties of Purchaser set forth in Section 5.5(a) shall survive Closing and shall be a continuing representation and warranty without limitation. All other representations and warranties of Purchaser shall survive Closing for a period of six (6) months.

5.7 Covenants of Purchaser. Purchaser hereby covenants with Seller that Purchaser shall, in connection with its investigation of the Property during the Inspection Period, inspect the Property for the presence of Hazardous Substances (as defined in Section 5.1(h), hereof), and shall furnish to Seller copies of any reports received by Purchaser in connection with any such inspection. Purchaser hereby assumes full responsibility for such inspections and, except for claims based on representations or warranties contained in
Section 5.1(h), irrevocably waives any claim against Seller arising from the presence of Hazardous Substances on the Property, such waiver shall not be construed as an indemnity by Purchaser with respect to any claim made by an unaffiliated third party, including any governmental agency, against Seller. Purchaser shall also furnish to Seller copies of any other reports received by Purchaser from third parties relating to any other inspections of the Property conducted on Purchaser's behalf, if any (including, specifically, without limitation, any reports analyzing compliance of the Property with the provisions of the Americans with Disabilities Act ("ADA"), 42 U.S.C. ss.12101, et seq., if applicable).

                                   ARTICLE VI

                                    DEFAULT

6.1 Default by Purchaser. If Purchaser defaults under this Agreement, Seller shall have the right to terminate this Agreement and receive and retain the Earnest Money hereunder as its sole and exclusive remedy, Seller hereby waiving the right to pursue any other remedy available at law or in equity as a result of such default including, without limitation, the right to recover damages against Purchaser for Purchaser's default.

6.2 Default by Seller. In the event that Seller fails to consummate this Agreement for any reason other than Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser as herein expressly provided, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller's obligation to execute and deliver the documents specified in Section 4.2, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before thirty (30) days following the date upon which Closing was to have occurred.

                                  RISK OF LOSS

7.1 Minor Damage. In the event of loss or damage to the Property or any portion thereof which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller performs any necessary repairs or, at Purchaser's option, assigns to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Purchaser elects to require Seller to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Purchaser elects to accept Seller's assignment of a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

7.2 Major Damage. In the event of a "major" loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If Seller elects to terminate, in addition to returning the Earnest Money to Purchaser, Seller agrees to reimburse Purchaser for its actual third party costs and expenses in connection with its due diligence hereunder. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Purchaser's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Purchaser elects to require Seller to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Purchaser elects to accept Seller's assignment of a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

7.3 Definition of "Major" Loss or Damage. For purposes of Sections 7.1 and 7.2, "major" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than Two Million and No/100 Dollars ($2,000,000) and (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If Purchaser does not give notice to Seller of Purchaser's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

                                  ARTICLE VIII

                                   COMMISSIONS

8.1 Brokerage Commissions. In the event the transaction contemplated by this Agreement is consummated, but not otherwise, Seller agrees to pay to Rockwood Realty Associates, L.L.C. (the "Broker") at Closing a brokerage commission pursuant to a separate written agreement between Seller and Broker. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Broker by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. The provisions of this paragraph shall survive Closing or earlier termination of this Agreement.

                                   ARTICLE IX

                             DISCLAIMERS AND WAIVERS

9.1 No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Purchaser acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by Seller to Purchaser, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Purchaser with respect thereto, and (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report.

9.2 Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSed OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S limited WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, latent or patent PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSed OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (including specifically, without limitation, property information packages distributed with respect to the property) MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, orALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS

AGREEMENT. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (and Seller's officers, directors, shareholders, employees and agents) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (and Seller's officers, directors, shareholders, employees and agents) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY latent or patent CONSTRUCTION DEFECTS or PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, without limitation, ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. PURCHASER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF PURCHASER.

9.3 Effect and Survival of Disclaimers. Seller and Purchaser acknowledge that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Article IX. Seller and Purchaser agree that the provisions of this Article IX shall survive Closing.

                                    ARTICLE X

                                  MISCELLANEOUS

10.1 Confidentiality. Purchaser and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that it is understood and agreed that Purchaser may disclose such data and information to the employees, consultants, accountants and attorneys of Purchaser provided that such persons agree in writing to treat such data and information confidentially. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Earnest Money to Purchaser, Fifty Thousand and no/100 Dollars ($50,000.00) of such Earnest Money shall not be returned to Purchaser unless and until Purchaser has fulfilled its obligation to return to Seller the materials described in the preceding sentence. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 10.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 10.1 shall survive Closing.

10.2 Public Disclosure. Prior to Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form approved by Purchaser and Seller and their respective counsel.

10.3 Discharge of Obligations. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

10.4 Assignment. Purchaser may not assign its rights under this Agreement without first obtaining Seller's written approval, which approval may be given or withheld in Seller's reasonable discretion; provided, however, that Purchaser shall have the absolute right to assign its rights hereunder to an entity in which Marshall Cohen, Mark Perechocky or Joel Gershman is a principal. Under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller's sale of the Property to such person or entity would, in the reasonable opinion of Seller's ERISA advisor, create or otherwise cause a "prohibited transaction" under

ERISA. In the event Purchaser assigns this Agreement or transfers any ownership interest in Purchaser, and such assignment or transfer would make the consummation of the transaction hereunder a "prohibited transaction" under ERISA and necessitate the termination of this Agreement then, notwithstanding any contrary provision which may be contained herein, Seller shall have the right to pursue any remedy available at law or in equity as a result of such assignment or transfer. Any transfer, directly or indirectly, of any stock, partnership interest or other ownership interest in Purchaser without Seller's written approval, which approval may be given or withheld in Seller's sole discretion, shall constitute a default by Purchaser under this Agreement.

10.5     Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller:

The Equitable Life Assurance Society of the United States
EML Associates c/o
Lend Lease Real Estate Investment, Inc.
3424 Peachtree Road NE., Suite 800
Atlanta, Georgia  30326
Attn:  Michael Lunder

TELECOPY: (404) 848-8990

with a copy to:

Miller, Canfield, Paddock and Stone, P.L.C
840 West Long Lake Road; Suite 200
Troy, Michigan 48098
Attn:  Stephen G. Palms

TELECOPY: (248) 879-2001

If to Purchaser:

G.P. Properties, Inc.
2000 Maplewood Drive
Maple Shade, New Jersey 08052
Attn:  Marshall J. Cohen

TELECOPY: (856) 667-4223
with a copy to:

The Law Offices of Eric A. Heinz, P.C.
1835 Market Street, Suite 1215
Philadelphia, Pennsylvania 19103-3272
Attn:  Eric A. Heinz

TELECOPY: (215) 979-7619



10.6 Binding Effect. This Agreement shall not be binding in any way upon Seller unless and until (a) Seller shall execute and deliver the same to Purchaser, (b) each stage of Seller's investment approval process has approved this transaction, and (c) Seller's Investment Committee has thereafter given its written approval thereof. If Seller has not given Purchaser written notice (the "Approval Notice") of such approvals on or before May 18, 2000 (the "Approval Deadline"), or if prior to the Approval Deadline Seller notifies Purchaser in writing that this Agreement has been disapproved by the persons or entities referred to in clauses (b) or (c) of the preceding sentence, then this Agreement shall be deemed terminated and Purchaser shall be entitled to the return of the Earnest Money. It is understood and agreed that at each stage of Seller's investment approval process, Seller or its investment advisor, Lend Lease Real Estate Investment, Inc., shall each have the right, in its unfettered discretion, to disapprove the transaction contemplated by this Agreement for any reason whatsoever, without obligation thereafter to proceed to the next stage of Seller's investment approval process. Seller's approval of this Agreement shall be evidenced only by both Seller's execution of this Agreement and Seller's sending of the Approval Notice to Purchaser prior to the Approval Deadline and, accordingly, Purchaser acknowledges and agrees that Purchaser cannot and will not rely upon any other statement or action of Seller or its representatives as evidence of Seller's approval of this Agreement or the subject matter hereof.

10.7 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

10.8     No Further Marketing. Seller agrees that from and after the Effective

Date and unless and until this Agreement is terminated, it shall not negotiate or enter into an agreement to sell the Property.

10.9 Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., local time.

10.10 Successors and Assigns. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

10.11 Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

10.12 Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. Without limiting the generality of the foregoing, Purchaser shall, if requested by Seller, execute acknowledgments of receipt with respect to any materials delivered by Seller to Purchaser with respect to the Property. The provisions of this Section 10.12 shall survive Closing.

10.13 Counterparts. This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

10.14 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

10.15 Applicable Law. THIS AGREEMENT IS PERFORMABLE IN THE STATE IN WHICH THE PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF SUCH STATE. SELLER AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE IN WHICH THE PROPERTY IS LOCATED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN THE STATE IN WHICH THE PROPERTY IS LOCATED. PURCHASER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION 10.15 SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

10.16 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

10.17 Exhibits and Schedules. The following schedules or exhibits attached hereto shall be deemed to be an integral part of this Agreement:

(a)                      Exhibit A -     Legal Description of the Land

(b)                      Exhibit B -     Personal Property

(c)                      Exhibit C -     Lease Schedule

(d)                      Exhibit D -     Operating Agreements Schedule

(e)                      Exhibit E       Tenant Estoppel Form

(f)                      Exhibit F -     Schedule of Security Deposits


10.18 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

10.19 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

10.20 Termination of Agreement. It is understood and agreed that if either Purchaser or Seller terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Seller and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

10.21 Survival. The provisions of the following Sections of this Agreement shall survive Closing and shall not be merged into the execution and delivery of the Deed: 3.1; 4.2(j); 4.4; 5.3; 5.6; 8.1; 9.3; 10.1; 10.12; and 10.15.


                           [SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.



SELLER:


THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES,
a New York corporation

By:  /s/ Michael Lunder
   -------------------------------------------
         Michael Lunder

  Its:   Investment Officer
      ----------------------------------------



EML ASSOCIATES, a New York partnership

By:      ML/EQ Real Estate Portfolio, L.P., a
         Delaware limited partnership, its managing
         partner

         By:      EREIM Managers Corp, a Delaware
                  corporation, its managing general
                  partner

                  By:   /s/ Michael Lunder
                     --------------------------------


                           Its:
                               ----------------------





PURCHASER:

G.P. PROPERTIES, INC.

A Massachusetts Corporation



By:
   ------------------------------------
         Marshall J. Cohen

  Its: Vice President

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.



SELLER:


THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES,
a New York corporation

By:  /s/ Michael Lunder
   -------------------------------------------
         Michael Lunder

  Its:   Investment Officer
      ----------------------------------------



EML ASSOCIATES, a New York partnership

By:      ML/EQ Real Estate Portfolio, L.P., a
         Delaware limited partnership, its managing
         partner

         By:      EREIM Managers Corp, a Delaware
                  corporation, its managing general
                  partner

                  By:   /s/ Michael Lunder
                     --------------------------------


                           Its:
                               ----------------------





PURCHASER:

G.P. PROPERTIES, INC.

A Massachusetts Corporation



By: /s/  Marshall J. Cohen
   ------------------------------------
         Marshall J. Cohen

  Its: Vice President

                                    Exhibit A

                          LEGAL DESCRIPTION OF THE LAND


Land in the East one-half of Section 36, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan described as follows:

PARCEL 1:

Commencing at the Southeast section corner;
thence along section line North 1 degree 12 minutes 30 seconds West 1481.78 feet;
thence South 88 degrees 44 minutes 00 seconds West 80.00 feet to right-of-way Greenfield Road, the point of beginning;
thence South 1 degree 12 minutes 30 seconds East 429.78 feet;
thence South 88 degrees 44 minutes 00 seconds West 476.85 feet; thence South 59 degrees 47 minutes 40 seconds West 676.59 feet;
thence North 40 degrees 03 minutes 37 seconds West 29.84 feet;
thence North 34 degrees 07 minutes 02 seconds West 110.14 feet;
thence South 55 degrees 53 minutes 14 seconds West 13.58 feet;
thence North 36 degrees 18 minutes 14 seconds West 142.00 feet;
thence North 34 degrees 07 minutes 02 seconds West 480.53 feet;
thence 729.72 feet along a curve to the left, radius 4625.35 feet, chord North 38 degrees 38 minutes 18 seconds West 728.97 feet;
thence 484.11 feet along a curve to the left, radius 7529.99 feet, chord North 45 degrees 00 minutes 00 seconds West 484.02 feet;
thence North 46 degrees 50 minutes 06 seconds West 710.48 feet;
thence 75.21 feet along a curve to the left, radius 70.00 feet, chord South 77 degrees 03 minutes 12 seconds East 71.65 feet;
thence North 43 degrees 10 minutes 00 seconds East 63.94 feet;
thence 110.84 feet along a curve to the left, radius 237.00 feet, chord North 29 degrees 46 minutes 04 seconds East 109.84 feet;
thence North 16 degrees 22 minutes 07 seconds East 299.73 feet;
thence 171.65 feet along a curve to the right, radius 367.00 feet, chord North 29 degrees 46 minutes 04 seconds East 170.09 feet;
thence North 43 degrees 10 minutes 00 seconds East 569.02 feet;
thence 290.75 feet along a curve to the right, radius 367.00 feet, chord North 65 degrees 51 minutes 45 seconds East 283.21 feet;
thence North 88 degrees 33 minutes 30 seconds East 238.77 feet;
thence North 1 degree 15 minutes 00 seconds West 186.90 feet;
thence North 88 degrees 33 minutes 30 seconds East 120.00 feet;
thence South 1 degree 15 minutes 00 seconds East 186.90 feet;
thence North 88 degrees 33 minutes 30 seconds East 1250.00 feet;
thence South 1 degree 15 minutes 00 seconds East 13.10 feet;
thence North 88 degrees 33 minutes 30 seconds East 170.00 feet to the West line of Greenfield Road;
thence South 1 degree 15 minutes 00 seconds East 157.16 feet;
thence 62.83 feet along a curve to the left, radius 40.00 feet, chord North 46 degrees 15 minutes 00 seconds West 56.57 feet;
thence South 88 degrees 45 minutes 00 seconds West 162.09 feet;
thence South 45 degrees 06 minutes 23 seconds West 21.79 feet;
thence South 1 degree 15 minutes 00 seconds East 468.18 feet;
thence North 88 degrees 45 minutes 00 seconds East 180.95 feet;

thence North 64 degrees 33 minutes 36 seconds East 40.46 feet;
thence South 1 degree 15 minutes 00 seconds East 618.40 feet;
thence South 1 degree 12 minutes 30 seconds East 1157.79 feet to the point of beginning, which includes Lots 9 and 10 and Northland Drive, Northland Center Subdivision No. 2, as recorded in Liber 181, Pages 20 and 21 of Plats, Oakland County Records, and Lot 1, J. L. Hudson Drive and Providence Drive, Northland Center Subdivision No. 1, as recorded in Liber 179, Pages 30 through 36, inclusive of Plats, Oakland County Records, TOGETHER WITH non-exclusive easements for any and all encroachments of existing improvements and easements to use existing walls and columns as partial support for the roof of existing improvements, as recited in Encroachment and Support Agreement recorded in Liber 7845, Page 852, Oakland County Records; ALSO TOGETHER WITH non-exclusive easement for encroachments and occupancy of existing encroachments, as recited in Encroachment, Occupancy and Support Agreement as recorded in Libber 8153, Page 321, Oakland County Records; ALSO TOGETHER WITH non-exclusive easements for utilities, parking, ingress and egress as set forth in Operating Agreement recorded in Liber 7203, Page 125, Oakland County Records, EXCEPT Parcels A, B, C, D, E, F, G, H, I, J and K described as follows:


PARCEL A PENNEY T.B.A.: Described as commencing at the Southeast corner of
Section 36;
thence along section line South 88 degrees 44 minutes 00 seconds West 80.00 feet;
thence North 1 degree 12 minutes 30 seconds West 2639.57 feet;
thence North 1 degree 15 minutes 00 seconds West 57.99 feet;
thence South 88 degrees 45 minutes 00 seconds West 94.00 feet to the point of beginning;
thence South 88 degrees 45 minutes 00 seconds West 110.58 feet;
thence North 1 degree 15 minutes 00 seconds West 292.83 feet;
thence South 88 degrees 45 minutes 00 seconds West 43.42 feet;
thence North 1 degree 15 minutes 00 seconds West 54.00 feet;
thence North 88 degrees 45 minutes 00 seconds East 154.00 feet;
thence South 1 degree 15 minutes 00 seconds East 346.83 feet to the point of beginning.


PARCEL B PENNEY MAIN BUILDING: Described as commencing at the Southeast corner of Section 36;
thence North 1 degree 12 minutes 30 seconds West 2541.47 feet;
thence South 88 degrees 44 minutes 00 seconds West 332.65 feet;
thence North 88 degrees 29 minutes 15 seconds West 439.63 feet;
thence South 49 degrees 31 minutes 43 seconds West 2.00 feet;
thence South 40 degrees 28 minutes 17 seconds East 236.91 feet to the point of beginning;
thence South 40 degrees 28 minutes 17 seconds East 376.00 feet;
thence South 49 degrees 31 minutes 43 seconds West 242.00 feet;
thence North 40 degrees 28 minutes 17 seconds West 376.00 feet;
thence North 49 degrees 31 minutes 43 seconds East 242.00 feet to the point of beginning.

PARCEL C:

HUDSON'S BUILIDNG "A"  (BASEMENT):

All elevations referred to are on USGS Datum, being also the City of Southfield Datum. All of the following boundary descriptions are in the East one-half of
Section 36, Town 1 North, Range 10 East, City of Southfield, Oakland, County,
Michigan:

All of the area between elevation 648.63 feet (bottom of lowest footing) and the underside of the first floor support beams, elevation 672.80 feet described as commencing at the Southeast corner of Section 36;
thence along section line North 1 degree 12 minutes 30 seconds West 1733.95 feet;
thence West 1849.60 feet;
thence North 445.07 feet;
thence North 49 degrees 35 minutes 30 seconds East 359.44 feet to the point of beginning;
thence North 49 degrees 35 minutes 30 seconds East 153.62 feet;

thence South 40 degrees 24 minutes 30 seconds East 370.00 feet;
thence South 49 degrees 35 minutes 30 seconds West 123.62 feet;
thence North 40 degrees 24 minutes 30 seconds West 0.50 feet;
thence South 49 degrees 35 minutes 30 seconds West 30.00 feet;
thence North 40 degrees 24 minutes 30 seconds West 369.50 feet to the point of beginning.


HUDSON'S BUILDING "B":

Land in the East one-half of Section 36, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan, described as commencing at said Southeast corner of Section 36;
thence along the section line North 1 degree 12 minutes 30 seconds West 1733.95 feet;
thence West 1849.60 feet;
thence North 391.69 feet;
thence North 49 degrees 35 minutes 30 seconds East 562.20 feet to the point of beginning;
thence North 49 degrees 35 minutes 30 seconds East 64.56 feet;
thence North 40 degrees 24 minutes 30 seconds West 16.96 feet;
thence North 49 degrees 35 minutes 30 seconds East 1.58 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 18.42 feet;
thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 1.58 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 18.42 feet;
thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 1.58 feet;
thence South 40 degrees 24 minutes 30 seconds East 3.10 feet;
thence North 49 degrees 35 minutes 30 seconds East 18.42 feet;
thence North 40 degrees 24 minutes 30 seconds West 3.10 feet;
thence North 49 degrees 35 minutes 30 seconds East 1.58 feet;
thence South 40 degrees 24 minutes 30 seconds East 3.10 feet;
thence North 49 degrees 35 minutes 30 seconds East 18.42 feet;
thence North 40 degrees 24 minutes 30 seconds West 3.10 feet;
thence North 49 degrees 35 minutes 30 seconds East 1.58 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 18.42 feet;
thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 1.58 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 18.42 feet;
thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 1.58 feet;
thence South 40 degrees 24 minutes 30 seconds East 16.96 feet;
thence North 49 degrees 35 minutes 30 seconds East 59.17 feet;
thence North 40 degrees 24 minutes 30 seconds West 13.86 feet;
thence South 49 degrees 35 minutes 30 seconds West 0.75 feet;
thence North 40 degrees 24 minutes 30 seconds West 3.10 feet;
thence North 49 degrees 35 minutes 30 seconds East 1.58 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 18.42 feet;
thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 1.58 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence North 49 degrees 35 minutes 30 seconds East 18.42 feet;
thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;

thence North 49 degrees 35 minutes 30 seconds East 1.58 feet; thence South 40 degrees 24 minutes 30 seconds East 1.15 feet; thence North 49 degrees 35 minutes 30 seconds East 18.42 feet; thence North 40 degrees 24 minutes 30 seconds West 1.15 feet; thence North 49 degrees 35 minutes 30 seconds East 1.58 feet; thence South 40 degrees 24 minutes 30 seconds East 1.52 feet; thence North 49 degrees 35 minutes 30 seconds East 1.52 feet; thence South 40 degrees 24 minutes 30 seconds East 1.58 feet; thence South 49 degrees 35 minutes 30 seconds West 1.15 feet; thence South 40 degrees 24 minutes 30 seconds East 18.42 feet; thence North 49 degrees 35 minutes 30 seconds East 1.15 feet; thence South 40 degrees 24 minutes 30 seconds East 1.58 feet; thence South 49 degrees 35 minutes 30 seconds West 3.10 feet; thence South 40 degrees 24 minutes 30 seconds East 18.42 feet; thence North 49 degrees 35 minutes 30 seconds East 3.10 feet; thence South 40 degrees 24 minutes 30 seconds East 1.58 feet; thence South 49 degrees 35 minutes 30 seconds West 3.10 feet; thence South 40 degrees 24 minutes 30 seconds East 18.42 feet; thence North 49 degrees 35 minutes 30 seconds East 3.10 feet; thence South 40 degrees 24 minutes 30 seconds East 1.58 feet; thence South 49 degrees 35 minutes 30 seconds West 1.15 feet; thence South 40 degrees 24 minutes 30 seconds East 18.42 feet; thence North 49 degrees 35 minutes 30 seconds East 1.15 feet; thence South 40 degrees 24 minutes 30 seconds East 1.58 feet; thence south 49 degrees 35 minutes 30 seconds West 16.96 feet; thence South 40 degrees 24 minutes 30 seconds East 70.54 feet; thence North 49 degrees 35 minutes 30 seconds East 2.03 feet; thence South 40 degrees 24 minutes 30 seconds East 36.67 feet; thence South 49 degrees 35 minutes 30 seconds West 2.03 feet; thence South 40 degrees 24 minutes 30 seconds East 51.21 feet; thence North 49 degrees 35 minutes 30 seconds East 16.96 feet; thence South 40 degrees 24 minutes 30 seconds East 1.58 feet; thence South 49 degrees 35 minutes 30 seconds West 1.15 feet; thence South 40 degrees 24 minutes 30 seconds East 18.42 feet; thence North 49 degrees 35 minutes 30 seconds East 1.15 feet; thence South 40 degrees 24 minutes 30 seconds East 1.58 feet; thence South 49 degrees 35 minutes 30 seconds West 3.10 feet; thence South 40 degrees 24 minutes 30 seconds East 18.42 feet; thence North 49 degrees 35 minutes 30 seconds East 3.10 feet; thence South 40 degrees 24 minutes 30 seconds East 1.58 feet; thence South 49 degrees 35 minutes 30 seconds West 3.10 feet; thence South 40 degrees 24 minutes 30 seconds East 18.42 feet; thence North 49 degrees 35 minutes 30 seconds East 3.10 feet; thence South 40 degrees 24 minutes 30 seconds East 1.58 feet; thence South 49 degrees 35 minutes 30 seconds West 1.15 feet; thence South 40 degrees 24 minutes 30 seconds East 18.42 feet; thence North 49 degrees 35 minutes 30 seconds East 1.15 feet; thence South 40 degrees 24 minutes 30 seconds East 1.58 feet; thence South 49 degrees 35 minutes 30 seconds West 1.52 feet; thence South 40 degrees 24 minutes 30 seconds East 1.52 feet; thence South 49 degrees 35 minutes 30 seconds West 1.58 feet; thence North 40 degrees 24 minutes 30 seconds West 1.15 feet; thence South 49 degrees 35 minutes 30 seconds West 18.42 feet; thence South 40 degrees 24 minutes 30 seconds East 1.15 feet; thence South 49 degrees 35 minutes 30 seconds West 1.58 feet;

thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;
thence South 49 degrees 35 minutes 30 seconds West 18.42 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence South 49 degrees 35 minutes 30 seconds West 1.58 feet;
thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;
thence South 49 degrees 35 minutes 30 seconds West 18.42 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence South 49 degrees 35 minutes 30 seconds West 1.58 feet;
thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;
thence South 49 degrees 35 minutes 30 seconds West 18.42 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence South 49 degrees 35 minutes 30 seconds West 1.58 feet;
thence North 40 degrees 24 minutes 30 seconds West 3.10 feet;
thence North 49 degrees 35 minutes 30 seconds East 0.75 feet;
thence North 40 degrees 24 minutes 30 seconds West 13.86 feet;
thence South 49 degrees 35 minutes 30 seconds West 59.17 feet;
thence South 40 degrees 24 minutes 30 seconds East 16.96 feet;
thence South 49 degrees 35 minutes 30 seconds West 1.58 feet;
thence North 40 degrees 24 minutes 30 seconds West 3.10 feet;
thence South 49 degrees 35 minutes 30 seconds West 18.42 feet;
thence South 40 degrees 24 minutes 30 seconds East 3.10 feet;
thence South 49 degrees 35 minutes 30 seconds West 1.58 feet;
thence North 40 degrees 24 minutes 30 seconds West 3.10 feet;
thence South 49 degrees 35 minutes 30 seconds West 18.42 feet;
thence South 40 degrees 24 minutes 30 seconds East 3.10 feet;
thence south 49 degrees 35 minutes 30 seconds West 1.58 feet;
thence North 40 degrees 24 minutes 30 seconds West 3.10 feet;
thence South 49 degrees 35 minutes 30 seconds West 18.42 feet;
thence South 40 degrees 24 minutes 30 seconds East 3.10 feet;
thence South 49 degrees 35 minutes 30 seconds West 1.58 feet;
thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;
thence South 49 degrees 35 minutes 30 seconds West 18.42 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence South 49 degrees 35 minutes 30 seconds West 1.58 feet;
thence North 40 degrees 24 minutes 30 seconds West 1.15 feet;
thence South 49 degrees 35 minutes 30 seconds West 18.42 feet;
thence South 40 degrees 24 minutes 30 seconds East 1.15 feet;
thence South 49 degrees 35 minutes 30 seconds West 1.58 feet;
thence North 40 degrees 24 minutes 30 seconds West 16.96 feet;
thence South 49 degrees 35 minutes 30 seconds West 64.56 feet;
thence North 40 degrees 24 minutes 30 seconds West 43.85 feet;
thence South 49 degrees 35 minutes 30 seconds West 2.03 feet;
thence North 40 degrees 24 minutes 30 seconds West 23.00 feet;
thence North 49 degrees 35 minutes 30 seconds East 2.03 feet;
thence North 40 degrees 24 minutes 30 seconds West 53.17 feet;
thence South 49 degrees 35 minutes 30 seconds West 2.03 feet;
thence North 40 degrees 24 minutes 30 seconds West 50.66 feet;
thence North 49 degrees 35 minutes 30 seconds East 2.03 feet;
thence North 40 degrees 24 minutes 30 seconds West 53.17 feet;
thence South 49 degrees 35 minutes 30 seconds West 2.03 feet;
thence North 40 degrees 24 minutes 30 seconds West 23.00 feet;
thence North 49 degrees 35 minutes 30 seconds East 2.03 feet;
thence North 40 degrees 24 minutes 30 seconds West 43.85 feet to the point of beginning.

PARCEL D - TOWER 14:   Described as commencing at

the North one-quarter corner of Section 36;
thence along the section line South 88 degrees 35 minutes 30 seconds West 978.41 feet;
thence South 1 degree 07 minutes 40 seconds East 1666.72 feet to the right-of-way line of Northwestern Highway;
thence along right-of-way South 41 degrees 50 minutes 06 seconds East 611.87 feet;
thence South 43 degrees 10 minutes 00 seconds West 27.62 feet;
thence South 46 degrees 50 minutes 06 seconds East 691.91 feet to the point of beginning on the South right-of-way line J.L. Hudson Drive;
thence along right-of-way North 43 degrees 10 minutes 00 seconds East 100.00 feet;
thence 171.65 feet on a curve to the left, radius 367.00 feet, chord North 29 degrees 46 minutes 04 seconds East 170.09 feet;
thence North 16 degrees 22 minutes 07 seconds East 84.86 feet;
thence leaving right-of-way South 72 degrees 39 minutes 30 seconds East 358.08 feet;
thence South 17 degrees 39 minutes 00 seconds West 550.91 feet to the right-of-way line of Northwestern Highway;
thence North 46 degrees 50 minutes 06 seconds West 481.94 feet to the point of beginning, now known as Lot 1, Northland Center Subdivision No. 1, as recorded in Liber 179, Pages 30 through 36, inclusive, of Plats, Oakland County Records.

PARCEL E: Land in Section 36, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan described as commencing at the Southeast corner of said
Section 36;
thence along the East section line North 1 degree 12 minutes 30 seconds West 1052.38 feet;
thence South 88 degrees 44 minutes 00 seconds West 80 feet to a point on the West right-of-way line of Greenfield Road;
thence continuing along said right-of-way line, North 1 degree 12 minutes 30 seconds West 155.38 feet;
thence leaving said right-of-way line 66.57 feet along a curve to the right, radius 70.00 feet, chord South 61 degrees 29 minutes 20 seconds West 64.09 feet; thence South 88 degrees 44 minutes 00 seconds West 347.14 feet;
thence 206.10 feet along a curve to the left, radius 408.06 feet, chord South 74 degrees 15 minutes 50 seconds West 203.92 feet;
thence South 59 degrees 47 minutes 40 seconds West 153.38 feet;
thence North 30 degrees 12 minutes 20 seconds West 6.37 feet;
thence South 60 degrees 07 minutes 40 seconds West 437.11 feet;
thence 53.26 feet along a curve to the right, radius 46.47 feet, chord North 87 degrees 02 minutes 16 seconds West 50.39 feet to a point on the Westerly right-of-way line of Northwestern Highway;
thence continuing along said right-of-way line, North 36 degrees 36 minutes 31 seconds West 117.60 feet;
thence North 34 degrees 06 minutes 46 seconds West 52.79 feet to the point of beginning;
thence North 34 degrees 06 minutes 46 seconds West 297.48 feet;
thence leaving said right-of-way line, North 58 degrees 04 minutes 20 seconds East 65.01 feet;
thence South 62 degrees 11 minutes 12 seconds East 159.46 feet;
thence 72.36 feet along a curve to the left, radius 165.00 feet, chord South 74 degrees 44 minutes 59 seconds East 71.78 feet;
thence South 27 degrees 45 minutes 37 seconds West 211.76 feet to the point of beginning on the Westerly right-of-way line of Northwestern Highway.

PARCEL F: Land in Section 36, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan described as commencing at the Southeast corner of said section;
thence along the East section line, North 1 degree 12 minutes 30 seconds West 1052.38 feet;
thence South 88 degrees 44 minutes 00 seconds West 80 feet to a point on the West right-of-way line of Greenfield road;
thence continuing along said right-of-way line North 1 degree 12 minutes 30 seconds West 155.38 feet;
thence leaving said right-of-way line 66.57 feet along a curve to the right, radius 70.00 feet, chord South 61 degrees 29 minutes 20 seconds West 64.09 feet; thence South 88 degrees 44 minutes 00 seconds West 347.14 feet;

thence 206.10 feet along a curve to the left, radius 408.06 feet, chord South 74 degrees 15 minutes 50 seconds West 203.92 feet;
thence South 59 degrees 47 minutes 40 seconds West 90.85 feet to the point of beginning;
thence South 59 degrees 47 minutes 40 seconds West 62.53 feet;
thence North 30 degrees 12 minutes 20 seconds West 6.37 feet;
thence South 60 degrees 07 minutes 40 seconds West 437.11 feet;
thence 53.26 feet along a curve to the right, radius 46.47 feet, chord North 87 degrees 02 minutes 16 seconds West 50.39 feet to a point on the Westerly right-of-way line of Northwestern Highway;
thence continuing along said right-of-way line North 36 degrees 36 minutes 31 seconds West 117.60 feet;
thence North 34 degrees 06 minutes 46 seconds West 16.30 feet;
thence leaving said right-of-way line North 27 degrees 45 minutes 37 seconds East 248.62 feet;
thence 175.43 feet along a curve to the right, radius 390.00 feet, chord South 84 degrees 35 minutes 15 seconds East 173.95 feet;
thence 16.99 feet along a curve to the left, radius 20.00 feet, chord North 83 degrees 58 minutes 01 seconds East 16.48 feet;
thence North 59 degrees 38 minutes 06 seconds East 173.47 feet;
thence 106.47 feet along a curve to the right, radius 56.50 feet, chord South 66 degrees 22 minutes 45 seconds East 91.40 feet;
thence South 12 degrees 23 minutes 36 seconds East 126.18 feet to the point of beginning. Parcel F known as Lot 9, Northland Center Subdivision No. 2, as recorded in Liber 181, Pages 20 and 21 of Plats, Oakland County Records.


PARCEL G: A parcel of land located in the East one-half of Section 36, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan and described as: Commencing at the Southeast corner of Section 36; thence North 01 degrees 12 minutes 30 seconds West 1112.41 feet along the East section line and centerline of Greenfield Road;
thence North 83 degrees 24 minutes 52 seconds West 896.27 feet for a point of beginning;
thence continuing North 83 degrees 24 minutes 52 seconds West 90.38 feet;
thence North 73 degrees 10 minutes 14 seconds West 361.14 feet;
thence North 16 degrees 49 minutes 46 seconds East 133.69 feet;
thence North 73 degrees 10 minutes 14 seconds West 367.02 feet;
thence North 13 degrees 27 minutes 48 seconds East 26.75 feet;
thence North 29 degrees 30 minutes 55 seconds East 565.02 feet;
thence North 49 degrees 28 minutes 26 seconds East 15.34 feet;
thence South 40 degrees 31 minutes 34 seconds East 31.09 feet;
thence North 49 degrees 28 minutes 26 seconds East 30.37 feet;
thence South 40 degrees 24 minutes 38 seconds East 271.29 feet;
thence 104.90 feet along the arc of a 105.00 foot radius curve to the right, a central angle of 57 degrees 14 minutes 23 seconds and a chord bearing South 11 degrees 47 minutes 26 seconds East 100.59 feet;
thence South 16 degrees 49 minutes 46 seconds West 27.81 feet;
thence South 73 degrees 10 minutes 14 seconds East 76.12 feet;
thence South 16 degrees 49 minutes 46 seconds West 2.00 feet;
thence South 73 degrees 10 minutes 14 seconds East 326.83 feet;
thence South 18 degrees 37 minutes 01 seconds West 87.64 feet;
thence South 28 degrees 40 minutes 27 seconds West 147.16 feet;
thence South 16 degrees 49 minutes 46 seconds West 217.95 feet;
thence South 59 degrees 38 minutes 06 seconds West 3.80 feet to the point of beginning.


PARCEL H: Part of the Southeast one-quarter of Section 36, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan commencing at the Southeast corner of Section 36; thence along the East section line North 01 degrees 12 minutes 30 seconds West 1052.38 feet; thence South 88 degrees 44 minutes 00 seconds West 80.00 feet to a point on the West right-of-way line of Greenfield Road;
thence along said line North 01 degrees 12 minutes 30 seconds West 155.38 feet;

thence 66.57 feet along a curve to the right, radius 70.00 feet, central angle 54 degrees 29 minutes 19 seconds, chord bearing South 61 degrees 29 minutes 20 seconds West 64.09 feet;
thence South 88 degrees 44 minutes 00 seconds West 347.14 feet;
thence 206.10 feet along a curve to the left, radius 408.06 feet, central angle 28 degrees 56 minutes 21 seconds, chord bearing South 74 degrees 15 minutes 50 seconds West 203.92 feet;
thence South 59 degrees 47 minutes 40 seconds West 153.38 feet;
thence North 30 degrees 12 minutes 20 seconds West 6.37 feet;
thence South 60 degrees 07 minutes 40 seconds West 437.11 feet;
thence 53.26 feet along a curve to the right, radius 46.47 feet, central angle 65 degrees 40 minutes 12 seconds, chord bearing North 87 degrees 02 minutes 14 seconds West 50.39 feet to a point on the Northeasterly right-of-way line of Northwestern Highway;
thence along said line North 36 degrees 36 minutes 31 seconds West 117.60 feet; thence North 34 degrees 06 minutes 46 seconds West 12.96 feet;
thence North 15 degrees 59 minutes 43 seconds East 14.45 feet to the point of beginning;
thence continuing North 15 degrees 59 minutes 43 seconds East 157.84 feet; thence North 27 degrees 45 minutes 37 seconds East 61.86 feet;
thence 12.86 feet along a curve to the right, radius 165.00 feet, central angle 04 degrees 27 minutes 52 seconds, chord bearing North 85 degrees 04 minutes 50 seconds West 12.85 feet;
thence North 15 degrees 59 minutes 43 seconds East 15.64 feet;
thence North 86 degrees 57 minutes 32 seconds East 75.48 feet;
thence 153.10 feet along a curve to the right, radius 405.00 feet, central angle 21 degrees 39 minutes 31 seconds, chord bearing South 82 degrees 12 minutes 42 seconds East 152.19 feet;
thence North 59 degrees 38 minutes 06 seconds East 101.27 feet;
thence South 83 degrees 21 minutes 43 seconds East 24.92 feet;
thence South 59 degrees 38 minutes 06 seconds West 118.90 feet;
thence 16.99 feet along a curve to the right, radius 20.00 feet, central angle 48 degrees 39 minutes 50 seconds, chord bearing South 83 degrees 58 minutes 01 seconds West 16.48 feet;
thence 175.43 feet along a curve to the left, radius 390.00 feet, central angle 25 degrees 46 minutes 22 seconds, chord bearing North 84 degrees 35 minutes 15 seconds West 173.95 feet;
thence south 27 degrees 45 minutes 37 seconds West 236.04 feet to the point of beginning.








PARCEL I: Part of the Southeast one-quarter of Section 36, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan, commencing at the Southeast corner of Section 36; thence along the East section line North 01 degrees 12 minutes 30 seconds West 1052.38 feet; thence South 88 degrees 44 minutes 00 seconds West 80.00 feet to a point on the West right-of-way line of Greenfield Road;
thence along said line North 01 degrees 12 minutes 30 seconds West 155.38 feet; thence 66.57 feet along a curve to the right, radius 70.00 feet, central angle 54 degrees 29 minutes 19 seconds, chord bearing South 61 degrees 29 minutes 20 seconds West 64.09 feet;
thence South 88 degrees 44 minutes 00 seconds West 347.14 feet;
thence 206.10 feet along a curve to the left, radius 408.06 feet, central angle 28 degrees 56 minutes 21 seconds, chord bearing South 74 degrees 15 minutes 50 seconds West 203.92 feet;
thence South 59 degrees 47 minutes 40 seconds West 153.38 feet;
thence North 30 degrees 12 minutes 20 seconds West 6.37 feet;
thence South 60 degrees 07 minutes 40 seconds West 437.11 feet;
thence 53.26 feet along a curve to the right, radius 46.47 feet, central angle 65 degrees 40 minutes 12 seconds, chord bearing North 87 degrees 02 minutes 14 seconds West 50.39 feet to a point on the Northeasterly right-of-way line of Northwestern Highway;
thence along said line North 36 degrees 36 minutes 31 seconds West 117.60 feet;

thence North 34 degrees 06 minutes 46 seconds West 350.27 feet to the point of beginning;
thence continuing North 34 degrees 06 minutes 46 seconds West 81.46 feet; thence North 55 degrees 53 minutes 14 seconds East 35.97 feet;
thence South 73 degrees 07 minutes 15 seconds East 268.23 feet;
thence South 15 degrees 59 minutes 43 seconds West 63.53 feet;
thence 29.36 feet along a curve to the right, radius 165.00 feet, central angle 10 degrees 11 minutes 43 seconds, chord bearing North 67 degrees 17 minutes 03 seconds West 29.38 feet;
thence North 62 degrees 11 minutes 12 seconds West 159.46 feet;
thence South 58 degrees 04 minutes 20 seconds West 65.01 feet to the point of beginning.


PARCEL J: Part of the Northland Center Subdivision No. 2 part of the Southeast one-quarter of Section 36, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan (Liber 181, Page 20 and 21, Oakland County Records), commencing at the Southeast corner of Section 36;
thence along the East section line North 01 degrees 12 minutes 30 seconds West 1052.38 feet;
thence South 88 degrees 44 minutes 00 seconds West 80.00 feet to a point of intersection of the West right-of-way of Greenfield Road and the South right-of-way line of Northland Drive and also the point of beginning;
thence along the South right-of-way line of Northland Drive South 88 degrees 44 minutes 00 seconds West 476.85 feet;
thence South 59 degrees 47 minutes 40 seconds West 676.59 feet to a point on the Northeasterly right-of-way of Northwestern Highway;
thence along said line the following courses: North 40 degrees 03 minutes 37 seconds West 29.84 feet;
thence North 34 degrees 06 minutes 46 seconds West 110.14 feet;
thence South 55 degrees 53 minutes 14 seconds West 13.58 feet;
thence North 36 degrees 17 minutes 54 seconds West 24.26 feet to a point on the Northerly right-of-way line of Northland Drive;
thence along said line 53.26 feet along a curve to the left, radius 46.47 feet; chord bearing South 87 degrees 02 minutes 16 seconds East 50.39 feet;
thence North 60 degrees 07 minutes 40 seconds East 437.11 feet;
thence South 30 degrees 12 minutes 20 seconds East 6.37 feet;
thence North 59 degrees 47 minutes 40 seconds East 153.38 feet;
thence 206.10 feet along a curve to the right, radius 408.06 feet; chord bearing North 74 degrees 15 minutes 50 seconds East 203.92 feet;
thence North 88 degrees 44 minutes 00 seconds East 347.14 feet;
thence 66.57 feet along a curve to the left, radius 70.00 feet, chord bearing North 61 degrees 29 minutes 20 seconds East 64.09 feet to a point on the West right-of-way line of Greenfield Road;
thence along said line South 01 degrees 12 minutes 30 seconds East 155.38 feet to the point of beginning.


PARCEL K: Part of Northland Center Subdivision No. 1 part of Section 36, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan (Liber 179, Pages 30 through 36, Oakland County Records), commencing at the Northeast corner of Section 36;
thence along the East section line South 01 degrees 15 minutes 00 seconds East 1249.15 feet;
thence South 88 degrees 33 minutes 30 seconds West 250.00 feet;
thence South 01 degrees 15 minutes 00 seconds East 186.90 feet to the point of beginning;
thence continuing South 01 degrees 15 minutes 00 seconds East 13.10 feet;
thence North 88 degrees 33 minutes 30 seconds East 170.00 feet to a point on the West right-of-way line of Greenfield Road (120 feet wide);
thence along said line South 01 degrees 15 minutes 00 seconds East 157.18 feet to a point on the South right-of-way line of J.L. Hudson Drive the following courses: 62.83 feet along a curve to the left and right-of-way line, radius
40.00 feet, chord bearing North 46 degrees 15 minutes 00 seconds West 56.57 feet;
thence South 88 degrees 45 minutes 00 seconds West 162.09 feet;
thence South 45 degrees 06 minutes 23 seconds West 0.65 feet;

thence South 88 degrees 33 minutes 30 seconds West 1575.77 feet;
thence 187.76 feet along a curve to the left, radius 237.00 feet, chord bearing South 65 degrees 51 minutes 45 seconds West 182.89 feet;
thence South 43 degrees 10 minutes 00 seconds West 569.02 feet;
thence 110.84 feet along a curve to the left, radius 237.00 feet, chord bearing South 29 degrees 46 minutes 04 seconds West 109.84 feet;
thence South 16 degrees 22 minutes 07 seconds West 299.73 feet;
thence 171.65 feet along a curve to the right, radius 367.00 feet, chord bearing South 29 degrees 46 minutes 04 seconds West 170.09 feet;
thence South 10 degrees 41 minutes 38 seconds West 72.43 feet;
thence South 16 degrees 22 minutes 06 seconds East 76.70 feet to a point on the Northerly right-of-way line of Northwestern Highway;
thence along said line North 46 degrees 50 minutes 06 seconds West 296.91 feet to a point on the Northeasterly right-of-way line of J.L. Hudson Drive;
thence along said right-of-way line the following courses: 75.21 feet along a curve to the left, radius 70.00 feet, chord bearing South 77 degrees 03 minutes 12 seconds East 71.65 feet;
thence North 43 degrees 10 minutes 00 seconds East 63.94 feet;
thence 110.84 feet along a curve to the left, radius 237.00 feet, chord bearing North 29 degrees 46 minutes 04 seconds East 109.84 feet;
thence North 16 degrees 22 minutes 07 seconds East 299.73 feet;
thence 171.65 feet along a curve to the right, radius 367.00 feet, chord bearing North 29 degrees 46 minutes 04 seconds East 170.09 feet;
thence North 43 degrees 10 minutes 00 seconds East 569.02 feet;
thence 290.78 feet along a curve to the right, radius 367.00 feet, chord bearing North 65 degrees 51 minutes 45 seconds East 283.15 feet;
thence North 88 degrees 33 minutes 30 seconds East 238.77 feet;
thence North 01 degrees 15 minutes 00 seconds West 186.90 feet;
thence North 88 degrees 33 minutes 30 seconds East 120.00 feet;
thence South 01 degrees 15 minutes 00 seconds East 186.90 feet;
thence North 88 degrees 33 minutes 30 seconds East 1250.00 feet to the point of beginning.

                                    Exhibit B


                               PERSONAL PROPERTY

01/14/00                        NORTHLAND CENTER

VEHICLE INFORMATION AND MILEAGE:

------------------------------------------------------------------------------------------------------------------------
                                                                          Current                              Lease
      Year/Make/Model                       VIN #                         Mileage         Own/Lease         Expiration
------------------------------------------------------------------------------------------------------------------------
1978 Cushman (Electric) Utility      872505 8610                              N/A           Owned               N/A
Cart-Grounds
------------------------------------------------------------------------------------------------------------------------
1984 Cushman (Electric)              E 2 60 79B17 T64030                      N/A           Owned               N/A
Three-Wheeled Utility Cart
------------------------------------------------------------------------------------------------------------------------
1986 Ford Dump (F700)                1FDNF70HXGVA59276                     14,335           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1987 Cushman (Electric) Utility      596911                                   N/A           Owned               N/A
Cart - Mechanical
------------------------------------------------------------------------------------------------------------------------
1987 Ford Tractor (445 - A)          27714 1                                2,175 hrs.      Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1988 Cushman (Gasoline) Utility      1CUMH218CL001895                      10,339           Owned               N/A
Cart - Grounds
------------------------------------------------------------------------------------------------------------------------
1988 Golf Cart (Electric)            220670                                   N/A           Owned               N/A
Mechanical
------------------------------------------------------------------------------------------------------------------------
1989 Ford Dump (F700)                1FDPK74P4KVA60230                     15,458           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1991 Kubota Tractor                  BH155OHSDJ                             1,998 hrs.      Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1991 Ford (F350) 4X4 Pickup          2FTHF36HOMCA38732                     37,606           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1992 Isuzu Vac-Truck                 JALB4B1K5N7000064                     40,857           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1993 Ford Crown Victoria (Unit #26)  2FACP71W8PX184030                     94,308           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1994 Ford Tractor (CM 274)           TB10847                                  725 hrs.      Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1994 Ford 350 Stake Truck            2FDHF37X8NCB11602                     30,794           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1994 Ford (F350) 4X4 Pickup          2FTHF36H5RCA46414                     36,339           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1996 Ford Crown Victoria (Unit #21)  2FALP71WXTX116738                     67,439           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1996 Ford Crown Victoria (Unit #22)  2FALP71WXTX116743                     72,817           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1996 Ford Crown Victoria (Unit #23)  2FALP71W2TX116736                     35,738           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1996 Ford Crown Victoria (Unit #25)  2FALP71W3TX116745                     71,741           Owned               N/A
------------------------------------------------------------------------------------------------------------------------
1996 Tymco - 210 Vac Truck           1GBJC34F2TE209358                     24,111          Leased          10/30/00
------------------------------------------------------------------------------------------------------------------------

NORTHLAND CENTER GROUND & BUILDING MAINTENANCE                       01/13/2000
Equipment and Furnishing Inventory

----------------------------------------------------------------------------------------------------------------------------
                     L=Leased
    Quantity          O=Owned              Description of Equipment
----------------------------------------------------------------------------------------------------------------------------
       1                 O         486 COMPUTER CDS & KEY BOARD (55399455160)
----------------------------------------------------------------------------------------------------------------------------

       1                 O         HP LASER PRINTER (USBB354114)
----------------------------------------------------------------------------------------------------------------------------
       1                 O         REALISTIC STA-530 AM/FM RECEIVER
----------------------------------------------------------------------------------------------------------------------------
       2                 O         REALISTIC SPEAKERS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         BUNN COFFEE MAKER WITH POTS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         SHARP BLSI-MAT EC166115 CALCULATOR
----------------------------------------------------------------------------------------------------------------------------
       1                 O         AT&T 8110 PHONE
----------------------------------------------------------------------------------------------------------------------------
       9                 O         MOTOROLA CHARGES FOR TWO-WAY RADIOS
----------------------------------------------------------------------------------------------------------------------------
       9                 O         MOTOROLA TWO-WAY RADIOS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         60" ROUND TABLE
----------------------------------------------------------------------------------------------------------------------------
       5                 O         WOODEN CHAIRS
----------------------------------------------------------------------------------------------------------------------------
       18                O         FULL SIZE PERSONAL LOCKERS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         WOODEN OFFICE DESK
----------------------------------------------------------------------------------------------------------------------------
       1                 O         STEEL OFFICE DESK
----------------------------------------------------------------------------------------------------------------------------
       2                 O         OFFICE DESK CHAIRS
----------------------------------------------------------------------------------------------------------------------------
       2                 O         OFFICE CHAIRS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         OFFICE SMALL TABLE
----------------------------------------------------------------------------------------------------------------------------
       2                 O         4 DRAWER STEEL LETTER SIZE FILING CABINET
----------------------------------------------------------------------------------------------------------------------------
       1                 O         4 DRAWER STEEL LEGAL SIZE FILING CABINET
----------------------------------------------------------------------------------------------------------------------------
       1                 O         24" ELECTRIC FAN WITH 8" BASE
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1994 F350 4 X 4 FORD PICKUP WITH PLOW
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1991 F350 4 X 4 FORD PICKUP WITH PLOW
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1989 F700 2 X 4 FORD DUMP WITH PLOW & SALT SPREADER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1986 F00 2 X 4 FORD DUMP WITH PLOW & SALT SPREADER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1987 445a 4 X 4 FORD LOADER TRACTOR WITH FORK LIFT
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1994 275HD 4 X 4 FORD LAWN TRACTOR WITH MOWER, PLOW & CAB
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1990 KABOTA 4 X 4 LAWN TRACTOR WITH PLOW & CAB
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1999 MIGHTY MAC WOOD CHIPPER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1999 BOB CAT 48" WALK BEHIND LAWN MOWER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1999 BOB CAT 32" WALK BEHIND LAWN MOWER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         HONDA 21" LAWN MOWER WITH BAG
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1978 CUSHMAN ELECTRIC POWERED 4-WHEEL VEHICLE
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1984 CUSHMAN GAS POWERED 3-WHEEL VEHICLE
----------------------------------------------------------------------------------------------------------------------------
       1                 O         LAWN EDGER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         3000 PSI ELECTRIC PRESSURE WASHER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1500 PSI GAS POWERED PRESSURE WASHER
----------------------------------------------------------------------------------------------------------------------------
       2                 O         OXYGEN/ACETYLENE STORAGE CAGES
----------------------------------------------------------------------------------------------------------------------------

NORTHLAND CENTER GROUND & BUILDING MAINTENANCE
Equipment and Furnishing Inventory                                       Page 2

----------------------------------------------------------------------------------------------------------------------------
                     L=Leased
    Quantity          O=Owned              Description of Equipment
----------------------------------------------------------------------------------------------------------------------------
       1                 O         MILLER ARC WELDER ON WHEELS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         LINCOLN WIRE FEED ARC WELDER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         FIRE RATED PAINT STORAGE CABINET
----------------------------------------------------------------------------------------------------------------------------
       2                 O         FIRE RATED GASOLINE STORAGE CABINET
----------------------------------------------------------------------------------------------------------------------------
       3                 O         METAL STORAGE CABINET WITH DOORS & SHELVES
----------------------------------------------------------------------------------------------------------------------------
       6                 O         METAL STORAGE CABINET WITH SHELVES
----------------------------------------------------------------------------------------------------------------------------
       2                 O         METAL WORK BENCHES
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1992 ISUZU 1-TON WITH SUPER VAC LOT CLEANER
----------------------------------------------------------------------------------------------------------------------------
       1                 L         1996 GMC 3500 TRUCK WITH TYMCO LOT CLEANER
----------------------------------------------------------------------------------------------------------------------------
       2                 O         BACK PACK LEAF BLOWERS TO CLEAN CURBS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         10" DELTA TABLE SAW
----------------------------------------------------------------------------------------------------------------------------
       1                 O         5 GALLON WET & DRY VAC
----------------------------------------------------------------------------------------------------------------------------
       1                 O         DAYTON BENCH GRINDER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         DYDA PARTS CLEANER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         OTC HYDRO PRESS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         WORTHINGTON #75 PORTABLE AIR COMPRESSOR (TRIAL TYPE)
----------------------------------------------------------------------------------------------------------------------------
       1                 O         2-DRAWER LEGAL SIDE OPENING FILE CABINET
----------------------------------------------------------------------------------------------------------------------------
       1                 O         BENCH TYPE DRILL. PRESS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         4" ELECTRIC METAL GRINDER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         OLD 1/2" DRILL MOTOR
----------------------------------------------------------------------------------------------------------------------------
       1                 O         BATTERY POWERED 14.4V DEWALT DRILL MOTOR &.CHARGERS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         7.25 CIRCULAR SAW
----------------------------------------------------------------------------------------------------------------------------
       1                 O         2.5 TON ROLLING FLOOR JACK
----------------------------------------------------------------------------------------------------------------------------
       1                 O         10 TON ROLLING FLOOR JACK
----------------------------------------------------------------------------------------------------------------------------
       1                 O         ABOVE GROUND VEHICLE HOIST
----------------------------------------------------------------------------------------------------------------------------
       2                 O         HOIST SAFETY STAND
----------------------------------------------------------------------------------------------------------------------------
       2                 O         5 TON JACK STANDS
----------------------------------------------------------------------------------------------------------------------------
       2                 O         10 TON JACK STAND
----------------------------------------------------------------------------------------------------------------------------
       1                 O         ACCUTURN TIRE CHANGER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         P.E.C. WHEEL BALANCER, TOOL & SUPPLIES
----------------------------------------------------------------------------------------------------------------------------
       30                O         ORANGE SAFETY BARRELS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         TOTAL CHAIN SAW
----------------------------------------------------------------------------------------------------------------------------
       1                 O         L1TTLE VONDER TILLER/HEDGER/TRIMMER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         FOX METAL BANK SAW
----------------------------------------------------------------------------------------------------------------------------
       2                 O         PARKING LOT STRIPPER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         DAYTON OGGER WITH 2 BITS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         BATTERY CHARGER ON WHEELS
----------------------------------------------------------------------------------------------------------------------------
       1                 O         JET AIR POWER GREASER
----------------------------------------------------------------------------------------------------------------------------
       1                 O         LARGE ROLLING TOOL BOX WITH TOOL/HAND & POWERED
----------------------------------------------------------------------------------------------------------------------------

NORTHLAND CENTER GROUND & BUILDING MAINTENANCE
Equipment and Furnishing Inventory                                       Page 3

----------------------------------------------------------------------------------------------------------------------------
                     L=Leased
    Quantity          O=Owned              Description of Equipment
----------------------------------------------------------------------------------------------------------------------------
       1                 O         PANASONIC MICROWAVE OVEN
----------------------------------------------------------------------------------------------------------------------------
       1                 O         REFRIGERATOR
----------------------------------------------------------------------------------------------------------------------------
       1                 O         OXYGEN/ACETYLENE DOLLY WITH 4 TANKS, TORCHES & TOOLS
----------------------------------------------------------------------------------------------------------------------------
       4                 O         DRYWELL TO STORE OILS IN
----------------------------------------------------------------------------------------------------------------------------
       1                 O         1999 TUNCKA STRING TRIMMER
----------------------------------------------------------------------------------------------------------------------------

                            OFFICE INVENTORY 12/21/99

GENERAL MANAGERS OFFICE
        QUANTITY           DESCRIPTION
           1               OVAL DESK/CONFERENCE TABLE
           1               EXECUTIVE STYLE CHAIR - GREEN
           2               VISITOR CHAIRS - GREEN
           1               COUCH
           1               CREDENZA/COMPUTER WORK DESK
           1               2 SHELF BOOKCASE
           1               PICTURE - LILLIES
           1               PICTURE - LAKE VILLAGE
           1               SQUARE CORNER TABLE

CENTER OFFICE CONFERENCE ROOM
        QUANTITY           DESCRIPTION
           1               8 "SEAT" CONFERENCE TABLE - OAK
           7               ROLLER/SWIVEL TYPE CONFERENCE CHAIRS - SALMON
           1               ROLLER/SWIVEL TYPE EXECUTIVE CHAIR - SALMON
           2               SOLID BASE TYPE CONFERENCE CHAIRS - SALMON
           1               LARGE WORK TABLE - OAK
           1               MEDIUM WORK TABLE - OAK
           1               TV STAND - OAK
           2               PERIOD PHOTOS OF NORTHLAND
           1               VARIOUS "HISTORY" PHOTOS AND PRESS ARTICLES
           2               DEHUMIDIFIERS
           1               LARGE ROOM FAN - WHITE
           1               WATER COOLER

    OPERATIONS OFFICE
        QUANTITY           DESCRIPTION
           1               CHERRY DESK
           1               CHERRY CREDENZA AND HUTCH
           1               CHERRY COMPUTER STAND
           3               CHAIRS
           2               FILE CABINETS
           1               PAPER SHREDDER
           1               SHARP CALCULATOR
           1               METAL WASTE CONTAINER

OFFICE INVENTORY 12/21/99 (CONTINUED)                                    Page 2

    MARKETING OFFICE
        QUANTITY           DESCRIPTION
           1               COUCH - PINK LEATHER
           1               OAK CREDENZA AND HUTCH
           1               OAK DESK
           1               OAK COMPUTER STAND
           1               OAK 2-DRAWER FILE CABINET
           1               PAPER SHREDDER WHITE
           1               METAL WOOD GRAIN WASTE
           3               BLACK METAL AND FABRIC CHAIRS
           1               5 SHELF BOOKCASE - DARK OAK

    ACCOUNTING OFFICE
        QUANTITY           DESCRIPTION
           6               MODULAR OVERHEAD FILE CABINETS
           6               MODULAR DESK TOPS
           4               UNDER COUNTER FILE CABINETS
           1               2 DRAWER WHITE FILE CABINET
           3               TEAL METAL AND FABRIC CHAIRS
           2               TI CALCULATIONS - TI 5860
           1               18" WHITE FAN

    HUMAN RESOURCES
        QUANTITY           DESCRIPTION
           3               SECTIONS MODULAR DESK TOP
           1               SECTIONS MODULAR FILES OVERHEAD
           2               UNDER COUNTER FILE CABINETS
           2               5-DRAWER FILE CABINETS
           1               SHARP EL-119-73 CALCULATOR
           2               GRAY WOOD AND FABRIC CHAIRS
           1               METAL AND FABRIC CHAIRS - BEIGE
           1               WHITE PAPER SHREDDER
           1               WATER COLOR INFO BOARD

OFFICE HALLS AND FRONT DESK
        QUANTITY           DESCRIPTION
           3               4-DRAWER FILE CABINETS - WHITE
           1               5-DRAWER FILE CABINETS - WHITE
           4               5-DRAWER FILE CABINETS - OVERHEAD MODULAR - TEAL
           2               1-DRAWER FILE CABINETS - OVERHEAD MODULAR - TEAL
           4               SECTION MODULAR DESK TOPS
           1               OKI FAX MACHINE
           2               2 DRAWER UNDER COUNTER FILE CABINETS
           1               METAL AND FABRIC CHAIR - TEAL
           3               METAL AND FABRIC CHAIR - GRAY
           1               GLASS AND METAL TABLE - GREEN
           2               SECTIONAL MODULAR WALLS

FINANCIAL ADMINISTRATOR CUBICAL
        QUANTITY           DESCRIPTION
           2               1 CABINET OVERHEAD - TEAL
           3               SECTION DESK TOP
           2               2 DRAWER UNDER COUNTER FILE
           1               WHITE SHREDDER
           8               SECTION MODULAR WALLS - GRAY
           1               SEIKO BLACK WALL CLOCK

    MARKETING CUBICLE
        QUANTITY           DESCRIPTION
           2               1 CABINET OVERHEAD - TEAL
           3               SECTIONAL DESK TOP
           2               2 DRAWER UNDER COUNTER FILE
           8               SECTIONAL MODULAR WALLS - GRAY


OPERATIONS ADMINISTRATION CUBICAL
        QUANTITY           DESCRIPTION
           2               1 CABINET OVERHEAD - TEAL
           3               SECTIONAL DESK TOP
           2               DRAWER UNDER CABINET FILE
           1               WHITE PLASTIC WASTE
           8               SECTIONAL MODULAR WALLS
           1               OAK AND METAL TYPE STAND

ASSISTANT MANAGERS OFFICE
        QUANTITY           DESCRIPTION
           1               OFFICE DESK - OAK
           1               EXECUTIVE TYPE CHAIR - GRAY
           2               VISITOR TYPE CHAIR - GRAY
           1               3 DRAWER FILE - LEGAL - WHITE
           1               CREDENZA/COMPUTER WORK DESK

   KITCHEN/LUNCH ROOM
        QUANTITY           DESCRIPTION
           1               LARGE ROUND DINING TABLE
           6               ROLLER/SWIVEL TYPE CHAIRS - BROWN
           1               GIBSON REFRIGERATOR - FROST FREE - WHITE
           1               SHARP MICROWAVE
           1               TOASTER
           1               WALL CLOCK
           1               MAGAZINE TABLE
           1               VARIOUS WALL MOUNTED KITCHEN CABINETS

COPY/MAIL ROOM/STORAGE ROOM
        QUANTITY           DESCRIPTION
           1               XEROX COPIER 5065 - UNDER LEASE
           1               PITNEY BOWES POSTAGE MACHINE 5630 - UNDER LEASE
           1               WORK TABLE
           1               VARIOUS KITCHEN TYPE CABINETS
           1               COUNTER WORK TABLE
           2               ENCLOSED SUPPLY STORAGE CABINETS - BLACK
           1               BLUEPRINT FILE - GRAY
           2               METAL STORAGE SHELVE UNITS - GRAY
           1               MAIL CART - GRAY PLASTIC

NORTHLAND PRIVATE POLICE DEPARTMENT PHYSICAL INVENTORY
FOR 01-01-2000

Below is a list of owned office equipment located in the Security Station:

Chairs                   64               Typewriters            3

Desks                     7               Couches (worn)         2

Computers                 7               Dot matrix printer     1

Trash Cans               20               Shredders              3

File Cabinet             19               Computer desks         2

Bookcases                 3               Laser printer          1

TV Stand                  2               Fax machine            1

Card files                3               Credenzas              2

15" Monitors              4               Safes                  2

U.P.S.                    3               Phones                10

Dictaphone                1               Podium                 1

VCR's                     8               Dry erase board        1

VCR Cabinet               3               Coat racks             2

Tables                   18               27" TV (broken)        1

Multiplexers              3               12" Monitors           3

17" Monitor               2               9" Monitors           30

                    NORTHLAND PRIVATE POLICE RADIO INVENTORY

Office Base Unit -  Manufacturer is Motorola
                    Model # is T-5600                       Serial # is mounted in console, unable to obtain

Second Base Unit -  Manufacturer is Motorola
                    Model # is GM-300                       Serial # is mounted in console, unable to obtain

Third Base Unit -   Manufacturer is Motorola
                    Model # is Trac - 300                   Serial # is mounted in console, unable to obtain

Mobile Unit     -   Manufacturer is Motorola
                    Model # is Max Trac 100 (total 5)                Motorola - Maxar (total 1)

Repeator Unit   -   Manufacturer is Motorola
                    Model # C34CXB-7106BJ                                 Serial # 388CTL0163
                    Model # C34MS4-3106AT                                 Serial # PA1800
                    Model # L1574A                                        Serial #740CTL1915


Handheld Walkie Talkie Units -
     Manufacturer                       Age                         Model #              Serial #
     ------------                       ---                         -------              --------
     Motorola                           6 years                     HT-600               649APU6667B
     Motorola                           6 years                     HT-600               649APU6668B
     Motorola                           6 years                     HT-600               649APU6669B
     Motorola                           6 years                     HT-600               649APU6666B
     Motorola                           6 years                     HT-600               649APU6670B
     Motorola                           6 years                     HT-600               649APU6674B
     Motorola                           6 years                     HT-600               649APU6649B
     Motorola                           6 years                     HT-600               649APU6643B
     Motorola                           3 years                     HT-600               649ASU2441
     Motorola                           3 years                     HT-600               649ARA4494
     Motorola                           3 years                     HT-600               649ARA4495
     Motorola                           6 years                     HT-600               649APU6641B
     Motorola                           6 years                     HT-600               649APU6648B
     Motorola                           6 years                     HT-600               649APU6640B
     Motorola                           6 years                     HT-600               649APU6658B
     Motorola                           6 years                     HT-600               649APU6656B
     Motorola                           6 years                     HT-600               649APU6651B
     Motorola                           6 years                     HT-600               649APU6650B
     Motorola                           6 years                     HT-600               649APU6653B
     Motorola                           6 years                     HT-600               649APU6652B
     Motorola                           6 years                     HT-600               649APU6657B
     Motorola                           6 years                     HT-600               649APU6655B
     Motorola                           6 years                     HT-600               649APU6659B
     Motorola                           6 years                     HT-600               649APU6654B
     Motorola                           6 years                     HT-600               649APU6673B
     Motorola                           6 years                     HT-600               649APU6661B
     Motorola                           6 years                     HT-600               649APU6665B
     Motorola                           6 years                     HT-600               649APU6675B

NORTHLAND PRIVATE POLICE RADIO INVENTORY (CONTINUED)                     Page 2

     Manufacturer                       Age                         Model #              Serial #
     ------------                       ---                         -------              --------
     Motorola                           6 years                     HT-600               649APU6664B
     Motorola                           6 years                     HT-600               649APU6672B
     Motorola                           6 years                     HT-600               649APU6660B
     Motorola                           6 years                     HT-600               649APU6671B
     Motorola                           6 years                     HT-600               649APU6663B
     Motorola                           3 years                     P-50                 519FRS5613
     Motorola                           3 years                     Visar                720AUY255Z
     Motorola                           3 years                     Visar                720ATW1815Z
     Motorola                           3 years                     GP-300               174TTJ2041
     Motorola                           3 years                     GP-300               174TTJ2098
     Motorola                           3 years                     GP-300               174TTGA348
     Motorola                           3 years                     GP-300               174TTGA362
     Motorola                           3 years                     GP-300               174TTJA404
     Motorola                           3 years                     GP-300               174TTJ1302
     Motorola                           3 years                     GP-300               1741SSE403

                       NORTHLAND CENTER MALL BEEPER UNITS

NAME                         TYPE                 PAGER NUMBER
----                         ----                 ------------
Greg Durbin              Alpha-numeric           (810) 870-3796

Tim Grimske              Alpha-numeric           (810) 312-8500

BobKleinbrook            Alpha-numeric           (810) 870-3797

Tom O'Herron             Alpha-numeric           (810) 312-4955

Jill Korma               Alpha-numeric           (810) 406-1133

Mark Green               Alpha-numeric           (810) 309-9941

MarkCoffin               Alpha-numeric           (810) 309-8018

Susan Haddad             Alpha-numeric           (810) 450-0980

SOUND SYSTEM EQUIPMENT AS OF 12/21/99

PA                            TOSHIBA MODEL #PA4160

MICS                          REALISTIC                    3          (2 WIRED - 1 WIRELESS)
                              DYNAMIC                      3          (1 SHURE 5M58, 1 SHURE BD 1.0, MC 100)
                              TELEX PRO                    1          (WIRELESS WITH TRANSFORMER)

WIRELESS RECEIVER             TELEX PRO                    1
                              REALISTIC                    1

SPEAKERS                      SOUND STAGE                  2

SPEAKER STAND                 TUBE TECH                    2

MIC STAND                     UNKNOWN                      1

MIC CORDS                                                  3

MIC HOLDERS                   SHURE                        2
                              RADIO SHACK                  1
                              UNKNOWN                      2

SPEAKER WIRES                                              3

AUDIT CABLE                   RADIO SHACK 5 - 1 Y ADAPTER CABLE

ELC CARDS                                                  5

MULTI PLUGS                   ARCHER                       1
                              CENTEREX                     1
                              QVS                          1

BATTERIES                     RADIO SHACK                  3          9V

MULTI PLUG/ ELEC CORD
                              SNAP IT                      1          (ROLL UP)

                                   EXHIBIT 3

                                 LEASE SCHEDULE


                                NORTHLAND CENTER
                                 SOUTHFIELD, MI
                           SCHEDULE OF LEASE DOCUMENTS


                  STAR-TWO INC. D/B/A AUNTIE ANNE'S - SUITE 100


         -        LEASE DATED AUGUST 16, 1995
         - CERTIFICATION EXECUTED BY TENANT ON JANUARY 8, 1996 AND BY LANDLORD ON JANUARY 26, 1996

SIZZ-LING WOK FOOD SYSTEM, INC. D/B/A FLAMING  WOK - SUITE 102

         -        LEASE DATED MAY 27, 1991
         -        FIRST LEASE AMENDMENT DATED MAY 25, 1993
         -        MARKETING CONVERSION LETTER DATED APRIL 8, 1998

NORTHLAND WINGS, INC. D/B/A CHICKEN PLUS - SUITE 104

         -        LEASE DATED JULY 30, 1998
         - UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE OF LEASE OBLIGATIONS (UNDATED) 1998
         -        FIRST AMENDMENT TO LEASE DATED JANUARY 11, 1999

SBARRO, INC. D/B/A SBARRO THE ITALIAN EATERY - SUITE 106

         -        LEASE DATED OCTOBER 31, 1991
         -        FIRST AMENDMENT TO LEASE DATED AUGUST 10, 1992
         -        MARKETING CONVERSION LETTER DATED APRIL 29, 1998

FLAMING WOK INTERNATIONAL, INC. D/B/A UMI ORIENTAL `N' CAJUN - SUITE 108

         -        LEASE DATED OCTOBER 21, 1996
         - CERTIFICATION EXECUTED BY TENANT FEBRUARY 16, 1998 BY LANDLORD MARCH 26, 1998
         -        FIRST AMENDMENT DATED FEBRUARY 24, 1997
         -        MARKETING CONVERSION LETTER DATED APRIL 8, 1998

GOSH ENTERPRISES, INC. D/B/A CHARLEY'S STEAKERY - SUITE 110

         -        LEASE DATED APRIL 15, 1996
         -        LETTER AGREEMENT DATED OCTOBER 21, 1996
         -        MARKETING CONVERSION LETTER DATED APRIL 30, 1998

COLASANTI-MESSINA ENTERPRISES, INC. D/B/A ARTHUR TREACHERS FISH & CHIPS - SUITE 112

         -        LEASE DATED AUGUST 31, 1993
         - PERSONAL GUARANTIES OF PAUL T. MESSINA, NICHOLE M. COLASANTI AND LOUIS J. MESSINA DATED AUGUST 31, 1992

MCDONALD'S CORPRORATION D/B/A MCDONALD'S - SUITE 114

         -        LEASE DATED DECEMBER 6, 1991
         -        MARKETING CONVERSION LETTER DATED JUNE 25, 1998

LANE BRYANT, INC. D/B/A LANE BRYANT - SUITE 231

         -        LEASE (UNDATED)
         -        GUARANTY DATED AUGUST 4, 1994


                  STERLING, INC. D/B/A KAY JEWELERS - SUITE 237

         -        LEASE DATED FEBRUARY 21, 1989
         -        LETTER AGREEMENT DATED JUNE 18, 1993
         -        LEASE AMENDMENT DATED OCTOBER 31, 1995
         -        LETTER AGREEMENT DATED JANUARY 7, 1997
         -        SECOND AMENDMENT TO LEASE DATED APRIL 9, 1997
         -        3RD AMENDMENT DATED MAY 13, 1999

KINNEY SHOE CORPORATION D/B/A KIDS FOOTLOCKER  - SUITE 240

         -        LEASE DATED FEBRUARY 17, 1993
         -        LETTER AGREEMENT DATED DECEMBER 6, 1993

PRESIDENT TUXEDO RENTAL, INC. D/B/A PRESIDENT TUXEDO - SUITE 243

         -        LEASE DATED SEPTEMBER 22, 1995
         -        LETTER AGREEMENT DATED JULY 5, 1996

         -        MARKETING CONVERSION LETTER DATED MAY 6, 1998


           D.O.C. OPTICS CORPORATION D/B/A D.O.C. EYEWORLD - SUITE 301

         -        LEASE DATED AUGUST 10, 1990
         -        FIRST AMENDMENT TO LEASE DATED DECEMBER 17, 1990
         -        SECOND AMENDMENT TO LEASE DATED SEPTEMBER 19, 1991

B & B MANAGEMENT, INC. D/B/A MOBILE NET - SUITE 307

         -        LEASE DATED SEPTEMBER 29, 1997
         -        AMENDMENT TO LEASE DATED FEBRUARY 19, 1998
         -        2ND AMENDMENT DATED DECEMBER 1, 1998

CONTEMPO CASUALS - SUITE 310

         -        LEASE DATED AUUST 12, 1992
         -        ASSIGNMENT OF LEASE DATED APRIL 3, 2000

NORTHLAND SHOES, INC. D/B/A DESIGNER SHOES - SUITE 313

         -        LEASE DATED MARCH 2, 2000

STATUS CLOTHIER, INC. D/B/A SOLE - SUITE 316

         -        LEASE DATED FEBRUARY 24, 2000

UNITED RETAIL INCORPORATED D/B/A THE AVENUE - SUITE 319

         -        LEASE DATED OCTOBER 28, 1993

KAL-MED ENTERPRISES, INC. D/B/A ATHLETIC ATTIC - SUITE 325 (IN BANKRUPTCY)

         -        LEASE DATED FEBRUARY 19, 1998
         - CERTIFICATION EXECUTED BY LANDLORD ON JUNE 1, 1998 AND TENANT ON MAY 21, 1998

LERNER STORES, INC. D/B/A LERNER - SUITE 328

         -        LEASE DATED MARCH 23, 1988
         -        FIRST AMENDMENT TO LEASE DATED DECEMBER 8, 1997
         -        SECOND AMENDMENT TO LEASE DATED SEPTEMBER 24, 1999

AMERICAN GREETINGS CORPORATION D/B/A CARLTON CARDS & GIFTS - SUITE 331

         -        LEASE DATED MAY 7, 1992
         -        FIRST AMENDMENT TO LEASE DATED JANUARY 21, 1993
         -        MARKETING CONVERSION LETTER DATED JULY 26, 1999

SUN'S CLOTHING NORTHLAND, INC. D/B/A SUN'S INTERNATIONAL - SUITE 334

         -        LEASE DATED APRIL 23, 1996
         - UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE OF LEASE OBLIGATIONS DATED APRIL 19, 1996
         -        FIRST AMENDMENT DATED JANUARY 30, 1997
         -        MARKETING CONVERSION LETTER DATED MAY 7, 1998

BUNCHY'S, INC. D/B/A BUNCHY'S CHICKEN  & PIZZA - SUITE 337

         -        LEASE DATED APRIL 8, 1998
         -        FIRST AMENDMENT TO LEASE DATED DECEMBER 12, 1998
         -        MARKETING CONVERSION LETTER DATED APRIL 30, 1998

COREY'S JEWELRY, INC. D/B/A COREY'S JEWEL BOX - SUITE 340

         -        LEASE DATED JANUARY 9, 1996
         -        MARKETING CONVERSION LETTER DATED OCTOBER 8, 1998

WOHL SHOE COMPANY, INC. D/B/A  NATURALIZER - SUITE 343

         -        LEASE DATED MAY 13, 1999
         -        COMMENCEMENT DATE AGREEMENT DATED SEPTEMBER 15, 1999
         -        MARKETING CONVERSION LETTER DATED APRIL 9, 1998

MY, INC. D/B/A HOT STUFF - SUITE 349

         -        LEASE DATED AUGUST 11, 1996

OLGA'S KITCHEN OF NORTHLAND, INC. D/B/A OLGA'S KITCHEN - SUITE 401

         -        LEASE DATED MAY 15, 1979
         -        GUARANTY DATED MAY 15, 1979
         -        ASSIGNMENT DATED MAY 14, 1979
         -        ASSIGNMENT DATED MAY 18, 1979
         -        FIRST AMENDMENT TO LEASE DATED JUNE 15, 1979

         - ASSIGNMENT DATED JUNE 16, 1986 - LEASE EXTENSION AGREEMENT AND SECOND AMENDMENT TO LEASE DATED MAY 21, 1993
         -        THIRD AMENDMENT TO LEASE DATED DECEMBER 6, 1995
         -        FOURTH AMENDMENT TO LEASE DATED MARCH 12, 1998
         -        FIFTH AMENDMENT TO LEASE DATED DECEMBER 22, 1999

NATHAN SANDERS D/B/A NATHAN TOO - SUITE 402

         -        LEASE DATED JANUARY 15, 1998
         -        MARKETING CONVERSION LETTER DATED MAY 6, 1998

MAX GREEN'S MEN'S WEAR, INC.  D/B/A  MAX'S - SUITE 404

         -        LEASE DATED APRIL 15, 1994
         -        MARKETING CONVERSION LETTER DATED APRIL 8, 1998

CIRCUS WORLD TOY STORES, INC. D/B/A KAY-BEE TOY& HOBBY - SUITE 410

         -        LEASE DATED MAY 26, 1987
         -        ASSIGNMENT OF LEASES DATED AUGUST 17, 1990
         -        LETTER AGREEMENT DATED JULY 14, 1993
         -        FIRST AMENDMENT TO LEASE MARCH 12, 1998
         -        MARKETING CONVERSION LETTER DATED MAY 8, 1998

FREDERICK'S OF HOLLYWOOD STORES, INC D/B/A FREDERICK'S OF HOLLYWOOD - SUITE 413

         -        LEASE DATED FEBRUARY 24, 2000

SUN'S  CLOTHING COMPANY D/B/A SUN'S TOO - SUITE 419

         -        LEASE DATED FEBRUARY 9, 1999
         -        1ST AMENDMENT DATED OCTOBER 7, 1999

KINNEY SHOE CORPORATION D/B/A LADY FOOTLOCKER - SUITE 425

         -        LEASE DATED FEBRUARY 12, 1992

SIMMONS & CLARK, INC. D/B/A SIMMONS & CLARK JEWELERS - SUITE 431

         -        LEASE DATED DECEMBER 9, 1992
         -        FIRST AMENDMENT DATED DECEMBER 9, 1992

JOHNNIE E. WASHINGTON D/B/A HI-LINE CUSTOM FRAMING - SUITE 434

         -        LEASE DATED MAY 15, 1992
         -        FIRST AMENDMENT TO LEASE DATED MAY 14, 1997
         -        LETTER AMENDMENT DATED JULY 7, 1997
         -        MARKETING CONVERSION LETTER DATED MAY 4, 1998


                  HONG HOA HOOVER D/B/A NAILS 2000 - SUITE 437

         -        LEASE DATED APRIL 5, 1995
         -        AMENDMENT TO LEASE DATED OCTOBER 13, 1995
         -        SECOND AMENDMENT TO LEASE DATED JANUARY 4, 1999

BYHAD COFFEE L.L.C. D/B/A GLORIA JEAN'S GOURMET COFFEES - SUITE 440

         -        LEASE DATED FEBRUARY 19, 1998
         -        FIRST AMENDMENT TO LEASE DATED AUGUST 31, 1998
         -        LANDLORD'S SUBORDINATION OF LIEN DATED AUGUST 31, 1998
         -        MARKETING CONVERSION LETTER DATED MAY 20, 1998

BRESLER MALLS, INC. D/B/A BRESLER'S ICE CREAM & YOGURT SHOP - SUITE 443

         -        LEASE DATED AUGUST 5, 1999

YORK PHOTOGRAPHY STUDIOS, INC. D/B/A  NEW YORK'S - SUITE 452

         -        LEASE DATED DECEMBER 7, 1993
         -        AMENDMENT TO LEASE DATED OCTOBER 30, 1995

PACIFIC ASSOCIATES, INC. D/B/A GOLD VALLEY - SUITE 455

         -        LEASE DATED AUGUST 18, 1995
         - CERTIFICATION EXECUTED BY LANDLORD ON DECEMBER 4, 1996 AND EXECUTED BY TENANT ON SEPTEMBER 12, 1996
         -        MARKETING CONVERSION LETTER DATED MAY 1, 1998
         -        ASSIGNMENT AND MODIFICATION OF LEASE DATED MARCH 2, 2000

STEWART LADIES WEAR, INC. D/B/A ASHLEY STEWART WOMAN SIZES 14 TO 26 - SUITE 458

         -        LEASE DATED APRIL 19, 1995

         - UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE OF LEASE OBLIGATIONS DATED APRIL 14, 1995
         -        FIRST AMENDMENT TO LEASE DATED NOVEMBER 5, 1997

EDISON MICHIGAN STORES, INC. D/B/A BAKERS - SUITE 461

         -        LEASE DATED DECEMBER 17, 1992

VENATOR GROUP, INC. D/B/A FOOT LOCKER - SUITE 464

         -        LEASE DATED SEPTEMBER 23, 1999

THE ESSENCE OF BODY & SOUL OF MICHIGAN, INC. D/B/A 100% GIRLS  - SUITE 470

         -        LEASE DATED AUGUST 24, 1998
         - UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE OF LEASE OBLIGATIONS, UNDATEd
         -        FIRST AMENDMENT TO LEASE DATED NOVEMBER 2, 1999

C'EST LA VIE SPORTSWEAR, INC. D/B/A DOLCE VITA - SUITE 473

         -        LEASE DATED APRIL 9, 1995
         -        LETTER AGREEMENT DATED FEBRUARY 8, 1996


                     THE HAT ZONE D/B/A HAT ZONE - SUITE 476

         -        LEASE DATED SEPTEMBER 21, 1999
         -        FIRST AMENDMENT TO LEASE DATED DECEMBER 21, 1999


                KINNEY SHOE CORPORATION D/B/A CHAMPS - SUITE 486

         -        LEASE DATED OCTOBER 13, 1999

CLAIRE'S BOUTIQUES, INC. D/B/A CARIMAR - SUITE 501

         -        LEASE DATED FEBRUARY 13, 1992
         -        ASSIGNMENT OF LEASE AND ASSUMPTION AGREEMENT DATED DECEMBER
                  23, 1999

PACIFIC ASSOCIATES, INC. D/B/A INTRIGUE

         -        LEASE DATED JUNE 3, 1997

         -        MARKETING CONVERSION LETTER DATED MAY 4, 1998


                  JBS, INC. D/B/A NORTHLAND OPTICAL - SUITE 507

         -        LEASE DATED MARCH 17, 1993
         -        LEASE EXTENSION AND FIRST AMENDMENT TO LEASE DATED JUNE 9,
                  1994
         -        PERSONAL GUARANTY DATED MARCH 15, 1993
         -        MARKETING CONVERSION LETTER DATED MAY 13, 1998

PAYLESS SHOESOURCE, INC. D/B/A PAYLESS SHOESOURCE AND/OR PAYLESS KIDS - SUITE
510

         -        LEASE DATED JUNE 8, 1994
         -        ASSIGNMENT OF LEASE DATED JUNE 30, 1994
         -        MARKETING CONVERSION LETTER DATED MAY 28, 1998

TANDY CORPORATION D/B/A RADIO SHACK - SUITE 516

         -        LEASE DATED SEPTEMBER 18, 1998
         - CERTIFICATION EXECUTED BY TENANT ON NOVEMBER 2, 1998 AND LANDLORD ON DECEMBER 1, 1998

JBI, INC. D/B/A PARADE OF SHOES - SUITE 537

         -        LEASE DATED MARCH 28, 1994
         -        CORPORATE GUARANTY DATED APRIL 19, 1994
         -        ASSIGNMENT OF LEASE DATED FEBRUARY 26, 1997
         -        MARKETING CONVERSION LETTER DATED MAY 28, 1998

DONNA SACS OF NORTHLAND, INC. D/B/A DONNA SACS - SUITE 540

         -        LEASE DATED AUGUST 11, 1992


          OTTO'S CRISPY CORN, INC. D/B/A OTTO'S CRISPY CORN - SUITE 543

         -        LEASE DATED AUGUST 5, 1996

CRAFTSMAN JEWELRY, LTD D/B/A CRAFTSMAN - SUITE 552

         -        LEASE DATED JANUARY 7, 1988
         -        PERSONAL GUARANTY DATED MARCH 21, 1988

         -        FIRST AMENDMENT TO LEASE DATED JULY 26, 1988
         -        SECOND AMENDMENT DATED JULY 27, 1989
         -        THIRD AMENDMENT TO LEASE DATED SEPTEMBER 23, 1996
         -        MARKETING CONVERSION LETTER DATED MAY 10, 1998

THE ATHLETE'S FOOT STORES, INC. D/B/A THE ATHLETE'S FOOT - SUITE 555

         -        LEASE DATED NOVEMBER 20, 1995
         -        MARKETING CONVERSION LETTER DATED JUNE 15, 1998

KAL-MED ENTERPRISE, INC. D/B/A IMPERIAL SPORTS - SUITE 561 (IN BANKRUPTCY)

         -        LEASE DATED JUNE 23, 1997

THE MUSICLAND GROUP, INC. D/B/A SAM GOODY - SUITE 601

         -        LEASE DATED OCTOBER 7, 1991
         -        LETTER AMENDMENT DATED SEPTEMBER 15, 1995
         -        MARKETING CONVERSION LETTER DATED MAY 28, 1998

NORSTAN APPAREL SHOPS, INC. D/B/A FASHION CENTS - SUITE 604

         -        LEASE DATED DECEMBER 22, 1999

BERMANS THE LEATHER EXPERTS, INC. D/B/A WILSONS THE LEATHER EXPERTS - SUITE 607

         -        LEASE DATED MARCH 17, 1988
         -        AMENDMENT TO LEASE DATED JULY 6, 1998

WAN-LEE, INC. D/B/A U.S. HAIR CARE - SUITE 613

         -        LEASE DATED MARCH 12, 1999
         -        RENT CONVERSION LETTER DATED MAY 4, 1998
         -        SECOND AMENDMENT TO LEASE DATED JULY 20, 1999


             CLAIRE'S BOUTIQUE, INC. D/B/A AFTERTHOUGHTS - SUITE 631

         -        LEASE DATED JULY 20, 1990
         -        LEASE AMENDMENT DATED NOVEMBER 22, 1995
         -        ASSIGNMENT OF LEASE AND ASSUMPTION AGREEMENT DATED DECEMBER
                  23, 1999

RIAD SHUKEIREH AND JONI WARRA D/B/A #1 SHOE SERVICE - SUITE 634

         -        LEASE DATED JULY 15, 1992
         -        FIRST AMENDMENT TO LEASE DATED DECEMBER 9, 1994
         -        SECOND AMENDMENT TO LEASE DATED APRIL 29, 1997
         -        THIRD AMENDMENT TO LEASE DATED MAY 3, 1999
         -        MARKETING CONVERSION LETTER DATED MAY 10, 1998

DR. BENJAMIN H. STEIN, O.C.,  P.C.  D/B/A  DR. STEIN, OPTOMETRIST - SUITE 635

         -        LEASE DATED APRIL 6, 1993
         -        FIRST AMENDMENT TO LEASE DATED SEPTEMBER 24, 1993
         -        LETTER AGREEMENT DATED APRIL 23, 1993
         -        MARKETING CONVERSION LETTER DATED MAY 6, 1998


ERIC S. MENDELSOHN, D.M.M., P.C. D/B/A DR. MENDELSOHN, PODIATRIST - SUITE 636

         -        LEASE DATED DECEMBER 13, 1993
         -        MARKETING CONVERSION LETTER DATED MAY 7, 1998

THIES JEWELERS OF  NORTHLAND, INC. D/B/A ARTO'S JEWELERS - SUITE 637

         -        LEASE DATED JULY 5, 1995
         - UNCONDITIONAL GUARANTY OF PAYMENT OF LEASE OBLIGATIONS DATED JULY 5, 1995
         -        FIRST AMENDMENT TO LEASE DATED MAY 28, 1997
         -        ASSIGNMENT OF LEASE DATED FEBRUARY 26, 1998
         -        SECOND AMENDMENT TO LEASE DATED APRIL 23, 1999
         -        MARKETING CONVERSION LETTER DATED MAY 1, 1998

MALL ASSOCIATES, L.L.C. D/B/A PROFESSIONAL DENTAL CENTERS - SUITE 640

         -        LEASE DATED APRIL 6, 1995
         - UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE OF LEASE OBLIGATIONS DATED APRIL 6, 1995
         -        MARKETING CONVERSION LETTER DATED MAY 18, 1998

NO. 1 COOKIE SERVICE, INC. D/B/A MRS. FIELDS  COOKIES - SUITE 707

         -        LEASE DATED OCTOBER 20, 1997
         - CERTIFICATION EXECUTED BY TENANT ON MAY 6, 1998 AND BY LANDLORD ON JUNE 1, 1998

         -        MARKETING CONVERSION LETTER DATED APRIL 27, 1998

GENERAL NUTRITION CORPORATION D/B/A GENERAL NUTRITION CENTER - SUITE 713

         -        LEASE DATED MARCH 12, 1991
         -        MARKETING CONVERSION LETTER DATED APRIL 9, 1998


           C'EST LA VIE SPORTSWEAR, INC. D/B/A C'EST LA VIE -SUITE 716

         -        LEASE DATED OCTOBER 7, 1992

RAINBOW USA, INC. D/B/A FOXMOOR - SUITE 725

         -        LEASE DATED JUNE 23, 1997
         -        MARKETING CONVERSION LETTER DATED APRIL 16, 1998

NORTHLAND CENTER FOOTACTION, INC. D/B/A FOOTACTION USA - SUITE 731

         -        LEASE DATED APRIL 15, 1997
         - UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE OF LEASE OBLIGATIONS DATED APRIL 15, 1997
         -        MARKETING CONVERSION LETTER DATED JULY 20, 1998


             STATUS CLOTHIER, INC. D/B/A STATUS CLOTHIER - SUITE 737

         -        LEASE DATED AUGUST 28, 1997
         -        FIRST AMENDMENT TO LEASE DATED AUGUST 31, 1998


MR. LEGENDARY, INC. D/B/A GIANNI'S MEN'S WEAR - SUITE 740

         -        LEASE DATED FEBRUARY 26, 1993
         -        MARKETING CONVERSION LETTER DATED APRIL 29, 1998

HONG HOA HOOVER D/B/A LE NAILS - SUITE 743

         -        LEASE DATED NOVEMBER 15, 1994
         -        RENT CONVERSION LETTER DATED APRIL 8, 1998
         -        FIRST AMENDMENT TO LEASE DATED JANUARY 4, 1999

SIBLEY'S SHOES, INC. - SUITE 752

         -        LEASE DATED JUNE 21, 1991

SIBLEY'S SHOES, INC. D/B/A MS. SIBLEY - SUITE 755

         -        LEASE DATED JUNE 6, 1990

ALFANO, INC. D/B/A STRIDE RITE - SUITE 761

         -        LEASE DATED JUNE 21, 1995
         -        MARKETING CONVERSION LETTER DATED MAY 10, 1998


                RAINBOW USA, INC. D/B/A RAINBOW KIDS - SUITE 770

         -        LEASE DATED APRIL 18, 1994
         -        CORPORATE GUARANTY DATED APRIL 18, 1994

TIE BOX, INC. D/B/A TIE BOX - SUITE 775

         -        LEASE DATED MARCH 12, 1998
         -        LEASE TERMINATION AGREEMENT DATED MARCH 12, 1998
         -        MARKETING CONVERSION LETTER DATED APRIL 30, 1998


       CITY SLICKER'S NORTHLAND, INC. D/B/A CITY SLICKER SHOES - SUITE 785

         -        LEASE DATED JUNE 28, 1995
         - CERTIFICATION EXECUTED BY TENANT ON FEBRUARY 1, 1996 AND LANDLORD ON FEBRUARY 27, 1996
         -        MARKETING CONVERSION LETTER DATED JUNE 15, 1998

OREM, INC. D/B/A VIA ROMA MEN'S CLOTHIER - SUITE 786

         -        LEASE DATED NOVEMBER 19, 1997
         -        FIRST AMENDMENT TO LEASE DATED APRIL 8, 1998
         -        SECOND AMENDMENT TO LEASE DATED OCTOBER 16, 1998
         -        THIRD AMENDMENT TO LEASE DATED MARCH 29, 1999
         -        MARKETING CONVERSION LETTER DATED MAY 4, 1998

CONSUMER PROGRAMS INCORPORATED D/B/A SEARS PORTRAIT STUDIO - SUITE 792

         -        LEASE DATED APRIL 26, 1996
         - CERTIFICATION EXECUTED BY LANDLORD MARCH 3, 1997 AND BY TENANT FEBRUARY 13, 1997
         -        MARKETING CONVERSION LETTER DATED APRIL 29, 1998


    IRENE HARDWICK-GREEN D/B/A TOP OF THE LINE STYLES & PROFILES - SUITE 795

         -        LEASE DATED AUGUST 21, 1996
         -        FIRST AMENDMENT DATED FEBRUARY 19, 1997
         -        MARKETING CONVERSION LETTER DATED MAY 4, 1998

THE TJX COMPANIES, INC. D/B/A T.J. MAXX - SUITE 810

         -        LEASE DATED JUNE 24, 1994

GANTOS STORES, INC. D/B/A GANTOS - SUITE 830 (IN BANKRUPTCY)

         -        LEASE DATED MAY 11, 1990
         -        FIRST AMENDMENT TO LEASE DATED FEBRUARY 26, 1991
         -        SECOND AMENDMENT TO LEASE AND RELEASE DATED JULY 8, 1991
         -        THIRD AMENDMENT TO LEASE DATED JANUARY 11, 1995
         -        MARKETING CONVERSION LETTER DATED JUNE 25, 1998


      MAX GREEN'S MEN'S WEAR, INC. D/B/A MAX GREEN'S MEN'S WEAR - SUITE 834

         -        LEASE DATED MARCH 27, 1995
         -        MARKETING CONVERSION LETTER DATED APRIL 8, 1998

PAPILLION TAILOR & TUXEDO, BRIDE, INC. D/B/A PAPILLION TAILOR & TUXEDO, BRIDE - SUITE 837

         -        LEASE DATED MARCH 25, 1997
         - UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE OF LEASE OBLIGATIONS DATED AUGUST 1, 1997
         -        FIRST AMENDMENT TO LEASE DATED JUNE 5, 1997
         -        ASSIGNMENT OF LEASE DATED JULY 7, 1999
         -        MARKETING CONVERSION LETTER DATED OCTOBER 9, 1998

GENESCO, INC. D/B/A UNDERGROUND STATION - SUITE 840

         -        LEASE DATED AUGUST 20, 1998

         -        LETTER AGREEMENT DATED NOVEMBER 3, 1998
         -        MARKETING CONVERSION LETTER DATED APRIL 17, 1998

GEORGE L. ANSARA D/B/A GOLD & DIAMOND CASTLE

         -        LEASE DATED AUGUST 15, 1995
         -        MARKETING CONVERSION LETTER DATED APRIL 29, 1998

VAN DYKE CLOTHIERS, INC. D/B/A VAN DYKE'S UPTOWN - SUITE 849

         -        LEASE DATED FEBRUARY 19, 1997
         -        MARKETING CONVERSION LETTER DATED APRIL 8, 1998

JEEPERS! OF NORTHLAND, INC. D/B/A  JEEPERS! - SUITE 900

         -        LEASE DATED JULY 30, 1998

SOUTHFIELD POLICE

         -        LEASE DATED NOVEMBER 15, 1990

MICHIGAN NATIONAL  BANK ATM

         -        LEASE DATED OCTOBER 16, 1998

COMERICA INCORPORATED D/B/A COMERICA ATM

         -        LEASE DATED OCTOBER 21, 1996

EVANS, INC. D/B/A EVANS (IN BANKRUPTCY)

         -        LEASE DATED JUNE 28, 1995
         -        LANDLORD WAIVER DATED JUNE 28, 1995
         -        LANDLORD'S SUBORDINATION OF LIEn


                              NORTHLAND TIRE CENTER

         -        LEASE DATED MARCH 11, 1981


                                     ANCHORS

DAYTON-HUDSON CORPORATION D/B/A HUDSON'S

         -        WARRANTY DEED DATED NOVEMBER, 1975
         -        LEASE DATED MAY 17, 1978
         -        OPERATING AGREEMENT DATED MAY 17, 1978
         -        SUPPLEMENTAL AGREEMENT DATED MAY 17, 1978
         -        MEMORANDUM OF LEASE DATED MAY 17, 1978
         -        FIRST AMENDMENT TO OPERATING AGREEMENT DATED JULY 3, 1978
         -        TERRACE CONSTRUCTION AGREEMENT DATED AUGUST 7, 1980
         -        ENCROACHMENT AND SUPPORT AGREEMENT DATED AUGUST 7, 1980
         -        ENCROACHMENT AND SUPPORT AGREEMENT DATED FEBRUARY 9, 1982
         -        FIRST AMENDMENT TO LEASE DATED JANUARY 30, 1981
         -        LETTER DATED JANUARY 20, 1992
         -        SECOND AMENDMENT TO OPERATING AGREEMENT DATED SEPTEMBER 27,
                  1993
         -        AMENDMENT TO SUPPLEMENTAL AGREEMENT DATED SEPTEMBER 27, 1993
         -        AMENDED AND RESTATED OPERATING AGREEMENT EXECUTED OCTOBER 26,
                  1995

J.C. PENNEY COMPANY, INC.  D/B/A  J.C. PENNEY

         -        INDENTURE OF LEASE DATED SEPTEMBER 22, 1972
         -        MEMORANDUM OF LEASE DATED SEPTEMBER 22, 1972
         -        LETTER AGREEMENT RE: PARKING DATED OCTOBER 18, 1972
         -        LETTER AGREEMENT RE: FLOOR ELEVATIONS DATED OCTOBER 18, 1972
         -        INDEMNIFICATION AGREEMENT DATED OCTOBER 18, 1972
         -        AGREEMENT DATED DECEMBER 18, 1973
         -        WARRANTY DEED BETWEEN SCI AND NATIONAL LIFE DATED FEBRUARY 4,
                  1974
         - AGREEMENT OF LEASE BETWEEN HUDSON AND NATIONAL LIFE DATED FEBRUARY 4, 1974
         -        ASSIGNMENT OF SCI'S INTEREST TO NATIONAL LIFE DATED FEBRUARY
                  4, 1974
         -        EASEMENT AGREEMENT BETWEEN SCI AND NATIONAL LIFE DATED
                  FEBRUARY 4, 1974
         -        ASSIGNMENT BETWEEN SCI, HUDSON AND NATIONAL LIFE DATED
                  FEBRUARY 5, 1974
         -        AGREEMENT DATED OCTOBER 22, 1975
         -        LETTER AGREEMENT BETWEEN JC PENNEY AND SCI DATED MARCH 17,
                  1977
         -        ASSIGNMENT OF NORTHLAND PENNEY LEASE DATED MAY 18, 1978
         -        LETTER FROM SCI TO JC PENNEY DATED MAY 9, 1984
         -        MEMORANDUM OF UNDERSTANDING DATED SEPTEMBER 5, 1985
         -        AGREEMENT DATED JUNE 30, 1986
         -        AMENDMENT DATED JULY 13, 1992
         -        LETTER DATED MARCH 4, 1993

DAYTON HUDSON CORPORATION  D/B/A TARGET

         - EQUITABLE BOARD OF DIRECTORS RESOLUTION OF AUTHORITY DATED AUGUST 14, 1992
         -        TERMINATION OF MEMORANDUM OF LEASE DATED AUGUST 15, 1995
         -        TITLE INSURANCE COMMITMENT DATED SEPTEMBER 22, 1995
         -        CERTIFICATION FROM DHC DATED OCTOBER 24, 1995
         -        GENERAL WARRANTY DEED BY EML ASSOCIATES TO DHC DATED OCTOBER
                  26, 1995
         -        AFFIDAVIT REGARDING SECTION 1445 IRC (FIRPTA) DATED OCTOBER
                  26, 1995
         - CERTIFICATION OF INCUMBENCY BY EREIM MANAGERS CORP. DATED OCTOBER 26, 1995
         -        SUPPLEMENTAL AGREEMENT DATED OCTOBER 27, 1995
         - LETTER AGREEMENT REGARDING ARTICLE VIII(C) OF THE OEA DATED OCTOBER 27, 1995
         -        CLOSING STATEMENT DATED OCTOBER 27, 1995
         -        LETTER AGREEMENT REGARDING POST-CLOSING ITEMS DATED OCTOBER
                  27, 1995

                                    Exhibit D



                          OPERATING AGREEMENTS SCHEDULE


              Vendor                       Service                       $/Month                      Period             Cancel
              ------                       -------                       -------                      ------             ------

Professional Building Maintenance  Housekeeping                   $         45,678.00          4/1/1999 - 3/31/2002      30 Days

Premier Pest Control               Pest Control                   $            400.00          6/6/1999 - 5/31/2000      30 Days

Roman Landscaping                  Interior Plants                $            350.00          Month-to-Month            30 Days

Mortz Brothers, Inc.               Chiller Maintenance            $   24,705/annually          4/1/1999 - 3/31/2000      30 Days

Michigan Gas Exchange              Natural Gas Broker             $        2.83/MMBTU          10/1/1998 - 9/30/2000     30 Days

Central Utilities                  Meter Readings                 $         10/Met/mo.         Month-to-Month            30 Days

Otis Elevator                      Elevator Maintenance           $9,353.11/quarterly          6/1/1995 - 6/31/2000      30 Days

Betz Dearborn                      Water Treatment                $          2,295.00          1/1/2000 - 12/31/2000     30 Days

Xerox                              Copy Machine - Center Office   $            639.00          1/1/1998 - 5/31/2001      30 Days

Camtronics                         Video Maintenance              $          1,055.00          Month-to-Month            30 Days

Comsource                          Radio Equipment                $            487.00          Month-to-Month            30 Days

Lease Plan USA                     Leased Vehicles                $             57.30          Month-to-Month            30 Days
                                   Sweeper Contract               $          1,148.00          10/1/96 - 12/31/00        30 Days

Michigan State Police              Lien Service                   $            535.00          Month-to-Month            30 Days

Xerox                              Copy Machine - Security Dept.  $            559.00          9/30/1999 - 9/30/2004     30 Days

Detroit Edison                     Utility                         Actual Consumption          4/1/1997 - 3/31/2007      31 Days

Cintas                             Uniforms                       $            600.00          Month-to-Month            30 Days

                                    Exhibit E



                              TENANT ESTOPPEL FORM



                                     [Date]

[PURCHASER & SELLER]







Re: Lease dated _______________________, 199__ (the "Lease") executed between ("Landlord"), and ______________________________ ("Tenant"), for those premises located at ___________________________.



Gentlemen:

         The undersigned Tenant understands that you or your assigns intend to acquire that property located at ____________________________ (the "Property") from The Equitable Life Assurance Society of the United States. The undersigned Tenant does hereby certify on behalf of itself and its successors and assigns to you and your successors and assigns as follows:

      A. The Lease consists only of the documents identified in items 1 and 2 on Schedule A attached hereto ("Schedule A"). The Lease contains the entire agreement of Tenant and Landlord.

      B. The Lease is in full force and effect and has not been modified, supplemented, or amended as indicated in Item 2 on Schedule A.

      C. Tenant has not given Landlord written notice of any dispute between Landlord and Tenant or that Tenant considers Landlord in default under the Lease.

      D. Tenant does not claim any offsets or credits against rents payable under the Lease.

      E. Tenant has not paid a security or other deposit with respect to the Lease, except as shown in Item 3 on Schedule A.

      F. Tenant has fully paid rent on account of the month of ______, 2000; the current base rent under the Lease is as shown in Item 4 on Schedule A.

      G. Tenant has not paid any rentals in advance except for the current month of ________________ 2000.

      H. The term of the lease will terminate on the date indicated in Item 5 on Schedule A.

      I. Tenant is in possession of the leased premises and has not assigned the lease or sublet any portion of the leased premises except as follows:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

       [OPTION: J. Except as shown in Item 6 on Schedule A, Tenant has no right of first refusal or option to lease space in addition to the premises demised under the Lease.

       K. Except as shown in Item 6 on Schedule A, Tenant has no right of first refusal or option to purchase the Property or any part thereof.
           END OPTION]

                                   SCHEDULE A

1.       Lease:

         Landlord:
         Tenant:           ____________________
         Suite #:          ____________________
         Date:             ____________________

2.       Modifications and/or Amendments

         (a)      Date:    _____________________
         (b)      Date:    _____________________
         (c)      Date:    _____________________

3.       Security Deposit
         (currently held by
         Landlord)         $____________________

4.       Monthly Base Rent
         for current term
         of Lease          $ ____________________

5.       Commencement Date:  ____________________
         Termination Date:   ____________________

6.       Right of First refusal     to Lease           to Purchase
         or option __________
         (if none, state "None")
         If "yes", does such right or option still exist or has such right or option been exercised or waived?


         Still Exists ___      Exercised ___             Waived ____

                                    Exhibit F

                          SCHEDULE OF SECURITY DEPOSITS

DATE:  27-APR-00

       TEMPORARY
       TENANTS
       ACCT 3315-000                                                  4/27/00
                                                 ------------------------------

       JULIAN K.                                                                                          500.00
       LAF, INC                                                                                         1,000.00
       KIDDY RIDE                                                                                         500.00
       VENDOR VENDOR                                                                                      250.00
       KC PROPER ATTIRE                                    6/96                                         3,181.20
       LUSHENA BOOKS-Truth
       Books                                                                                            1,000.00
       EUROPEAN LEATHER                                    9/97
                                                                                                        3,000.00
       KING DOLLAR                                         2/97
                                                                                                        5,000.00
       UNIQUE                                              3/97
                                                                                                        2,800.00
       DATA WAVE                                           6/97
                                                                                                          200.00
       Upscale Fashions                                    10/98
                                                                                                        1,500.00
       Unique N Color                                     6/1/99
                                                                                                        1,000.00
       Four Seasons                                        1/99
                                                                                                        1,089.00
       Glass Gallery                                       4/00
                                                                                                          500.00
                                                                                                       =========
                                                      Total #3315                                      21,520.20
                                                                                                       =========

       PERMANENT TENANTS
       ACCT 3300-000

       Mobile Net                                                                                       2,582.62
       Le Nails                                                                                         2,000.00
       Michigan National                                   12/98
                                                                                                        2,500.00
                                                                                                       =========
                                                      Total #3300                                       7,082.62
                                                                                                       =========

       CONSTRUCTION DEPOSITS
       ACCT 3320-000

       Dejager                                            Jul-99                                        2,500.00
       100% Girls                                         Oct-99                                        2,500.00
                                                                                                       =========
                                                      Total #3320                                       5,000.00
                                                                                                       =========